Exhibit 99.1


                                                                  EXECUTION COPY

================================================================================

                          SALE AND SERVICING AGREEMENT

                            Dated as of June 20, 2002

                                      among

                            HFC REVOLVING CORPORATION
                                   (Depositor)

                     HOUSEHOLD HOME EQUITY LOAN TRUST 2002-2
                                     (Trust)

                          HOUSEHOLD FINANCE CORPORATION
                                (Master Servicer)

                                       and

                         BANK ONE, NATIONAL ASSOCIATION
                               (Indenture Trustee)

                     Household Home Equity Loan Trust 2002-2

================================================================================

                                Table of Contents

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                                                                                    Page
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ARTICLE I. DEFINITIONS ..........................................................    2

        Section 1.01  Definitions ...............................................    2

        Section 1.02  Other Definitional Provisions .............................   21

        Section 1.03  Interest Calculations .....................................   22

ARTICLE II. CONVEYANCE OF HOME EQUITY LOANS; TAX TREATMENT ......................   23

        Section 2.01  Acknowledgment; Conveyance of Home Equity Loans;
                      Custody of Mortgage Files .................................   23

        Section 2.02  Acceptance by Indenture Trustee; Repurchase of Home Equity
                      Loans; Conveyance of Eligible Substitute Home Equity Loans    27

        Section 2.03  Representations, Warranties and Covenants of the Master
                      Servicer ..................................................   29

        Section 2.04  Representations and Warranties of the Depositor Regarding
                      this Agreement and the Home Equity Loans; Repurchases and
                      Substitutions .............................................   30

        Section 2.05  Tax Treatment .............................................   37

ARTICLE III. ADMINISTRATION AND SERVICING OF HOME EQUITY LOANS ..................   38

        Section 3.01  The Master Servicer .......................................   38

        Section 3.02  Collection of Certain Home Equity Loan Payments ...........   41

        Section 3.03  Withdrawals from the Collection Account ...................   43

        Section 3.04  Maintenance of Hazard Insurance; Property Protection
                      Expenses ..................................................   44

        Section 3.05  Assumption and Modification Agreements ....................   45

        Section 3.06  Realization Upon Defaulted Home Equity Loans ..............   45

        Section 3.07  [Reserved] ................................................   46

        Section 3.08  Indenture Trustee to Cooperate ............................   46

        Section 3.09  Servicing Compensation; Payment of Certain Expenses by
                      Master Servicer ...........................................   47

        Section 3.10  Annual Statement as to Compliance .........................   47

        Section 3.11  Annual Servicing Report ...................................   48

        Section 3.12  Access to Certain Documentation and Information Regarding
                      the Home Equity Loans .....................................   48


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
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        Section 3.13  Maintenance of Certain Servicing Insurance Policies .......   49

        Section 3.14  Reports to the Securities and Exchange Commission .........   49

        Section 3.15  [Reserved] ................................................   49

        Section 3.16  Information Required by the Internal Revenue Service
                      Generally and Reports of Foreclosures and Abandonments of
                      Mortgaged Property ........................................   49

        Section 3.17  Additional Covenants of HFC ...............................   49

        Section 3.18  Servicing Certificate .....................................   50

ARTICLE IV. INSURER .............................................................   54

        Section 4.01  Claims upon the Note Guaranty Insurance Policy ............   54

        Section 4.02  Effect of Payments by the Insurer; Subrogation ............   55

        Section 4.03  Insurer's Rights Regarding Actions, Proceedings or
                      Investigations ............................................   55

ARTICLE V. PRIORITY OF PAYMENTS; STATEMENTS TO NOTEHOLDERS; RIGHTS OF NOTEHOLDERS   58

        Section 5.01  Payments ..................................................   58

        Section 5.02  Calculation of LIBOR and the Formula Rate .................   59

        Section 5.03  Statements to Noteholders .................................   61

ARTICLE VI. THE MASTER SERVICER AND THE DEPOSITOR ...............................   65

        Section 6.01  Liability of the Master Servicer and the Depositor ........   65

        Section 6.02  Merger or Consolidation of, or Assumption of the
                      Obligations of, the Master Servicer or the Depositor ......   65

        Section 6.03  Limitation on Liability of the Master Servicer, the
                      Depositor and Others ......................................   65

        Section 6.04  Master Servicer Not to Resign .............................   66

        Section 6.05  Delegation of Duties ......................................   66

ARTICLE VII. MASTER SERVICER TERMINATION ........................................   68

        Section 7.01  Master Servicer Termination Events ........................   68

        Section 7.02  Indenture Trustee to Act; Appointment of Successor ........   70

        Section 7.03  Waiver of Defaults ........................................   71

        Section 7.04  Notification to Noteholders ...............................   71

ARTICLE VIII. TERMINATION .......................................................   72

        Section 8.01  Termination ...............................................   72


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
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ARTICLE IX. MISCELLANEOUS PROVISIONS ............................................   75

        Section 9.01  Amendment .................................................   75

        Section 9.02  Recordation of Agreement ..................................   77

        Section 9.03  Duration of Agreement .....................................   77

        Section 9.04  Governing Law .............................................   77

        Section 9.05  Notices ...................................................   77

        Section 9.06  Severability of Provisions ................................   77

        Section 9.07  No Partnership ............................................   78

        Section 9.08  Counterparts ..............................................   78

        Section 9.09  Successors and Assigns ....................................   78

        Section 9.10  Headings ..................................................   78

        Section 9.11  Indenture Trustee .........................................   78

        Section 9.12  Inconsistencies Among Transaction Documents ...............   78

        Section 9.13  Rights of the Insurer to Exercise Rights of Noteholders ...   78

        Section 9.14  Limitation on Voting of Preferred Stock ...................   79

        Section 9.15  Perfection Representations ................................   79

        Section 9.16  Limitation of Liability ...................................   79

        Section 9.17  Inspection of Mortgage Files ..............................   79

ARTICLE X. MISCELLANEOUS PROVISIONS .............................................   80

        Section 10.01 Administrative Duties .....................................   80

        Section 10.02 Records ...................................................   82

        Section 10.03 Additional Information to be Furnished to the Trust .......   82

                                    EXHIBITS

SCHEDULE 1      Perfection Representations, Warranties and Covenants
EXHIBIT A       Home Equity Loan Schedule
EXHIBIT B       [Reserved]
EXHIBIT C       [Reserved]
EXHIBIT D       [Reserved]
EXHIBIT E       Form of Notes
EXHIBIT F       Specimen of the Note Guaranty Insurance Policy

      This Sale and Servicing Agreement (the "Agreement") is entered into effective as of June 1, 2002, among Home Equity Loan Trust 2002-2, a Delaware business trust (the "Trust"), HFC Revolving Corporation, a Delaware corporation, as depositor (the "Depositor"), Household Finance Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and Bank One, National Association, a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture Trustee").

                              PRELIMINARY STATEMENT

      WHEREAS, the Trust desires to purchase from the Depositor a pool of Home Equity Loans which were acquired by the Depositor from various sellers;

      WHEREAS, the Depositor, concurrently with the execution of this Agreement, purchased the Home Equity Loans from the sellers pursuant to the Home Equity Loan Purchase Agreement;

      WHEREAS, the Master Servicer is willing to service such Home Equity Loans in accordance with the terms of this Agreement;

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

      Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      Accrual Period: As to the Notes, for the initial Payment Date is the period from and including the Closing Date through and including the day immediately preceding the initial Payment Date, and for each Payment Date thereafter is the period from and including the Payment Date in the month immediately preceding the month in which the Payment Date occurs and ending on and including the day immediately preceding the Payment Date.

      Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

      Agreement: This Sale and Servicing Agreement and all amendments hereof and supplements hereto.

      Appraised Value: As to any Home Equity Loan, the appraised value of the related Mortgaged Property based upon the appraisal used by the applicable Seller at the time of origination of such Home Equity Loan (or any mortgage loan made by the Seller on the Mortgaged Property that the Home Equity Loan replaced); provided that if the Home Equity Loan was originated simultaneously with or not more than 12 months after another mortgage was placed on the related Mortgaged Property, the lesser of the Appraised Value at origination of the other mortgage and the sales price, if any, of the related Mortgaged Property.

      Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Indenture Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Home Equity Loans secured by Mortgaged Properties located in the same jurisdiction.

      Auction Date. As defined in Section 8.01(c).

      Available Funds Cap: With respect to any Payment Date, a per annum rate equal to the weighted average of the Net Loan Rates of each Home Equity Loan, in each case outstanding as of the first day of the related Collection Period, multiplied by a fraction of which the numerator is 30 and the denominator is the number of days in the related Accrual Period.

      Available Payment Amount: As to any Payment Date, the sum of (A) the sum, without duplication, of all amounts described in clauses (i) through (iv), inclusive, of Section 3.02(b) received by the Master Servicer with respect to the related Collection Period and deposited in the Collection Account, and (B) Insured Payments, if any.

      Avoided Payment: As defined in Section 4.01 hereto.

      Base Targeted Overcollateralization Amount: An amount equal to 10.00% of the Cut-Off Date Pool Balance.

      BIF: The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

      Book-Entry Note: Any Note registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or Illinois are required or authorized by law to be closed.

      Charge Off Amount: As to any Charged Off Home Equity Loan and Collection Period, an amount equal to the amount of the Principal Balance that the Master Servicer has charged off on its servicing records during such Collection Period.

      Charged Off Home Equity Loan: A defaulted Home Equity Loan that is not a Liquidated Home Equity Loan and as to which (i) collection procedures are ongoing and (ii) the Master Servicer has charged off all or a portion of the related Principal Balance.

      Closing Date: June 20, 2002.

      Code: The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

      Collection Account: The custodial account or accounts created and maintained for the benefit of the Noteholders, the Ownership Interest and the Insurer pursuant to Section 3.02(b). The Collection Account shall be an Eligible Account.

      Collection Period: As to any Payment Date and Home Equity Loan, the calendar month immediately preceding the month in which such Payment Date occurs, except that with respect to the initial Payment Date, the Collection Period is the period from June 3, 2002 to June 30, 2002.

      Combined Loan-to-Value Ratio or CLTV: As to each Home Equity Loan, a ratio, expressed as a percentage, the numerator of which is the sum of (a) the original Principal Balance of the Home Equity Loan and (b) the aggregate unpaid principal balance, at the time of origination of the Home Equity Loan, of all other mortgage loans, if any, secured by liens senior to that Home Equity Loan on the related Mortgaged Property, and the denominator of which is the Appraised Value of the Mortgaged Property.

      Corporate Trust Office: The principal office of the Indenture Trustee at which at any particular time its corporate business shall be administered, which office on the Closing Date is located at One Bank One Plaza, Chicago, Illinois 60670.

      Cumulative Loss Percentage: As to any Collection Period, the fraction (expressed as a percentage) obtained by dividing (i) the Cumulative Realized Losses, by (ii) the Cut-Off Date Pool Balance.

      Cumulative Loss Percentage Trigger: As to any Collection Period, means (i) for the first twelve (12) Collection Periods, 0.75%; (ii) for the thirteenth
(13th) Collection Period through and including the twenty-fourth (24th) Collection Period, 2.00%; (iii) for the twenty-fifth (25th) Collection Period through and including the thirty-sixth (36th) Collection Period, 3.50%; (iv) for the thirty-seventh (37th) Collection Period through and including the forty-eighth (48th) Collection Period, 5.00%; (v) for the forty-ninth (49th) Collection Period through and including the sixtieth (60th) Collection Period, 6.50%; and (vi) for the sixty-first (61st) Collection Period and each Collection Period thereafter, 8.00%.

      Cumulative Realized Losses: With respect to the Home Equity Loans and any Collection Period, the sum of the aggregate Realized Losses on the Home Equity Loans from the Cut-Off Date through the last day of related Collection Period.

      Current Interest: As to the Notes and any Payment Date, the interest accrued at the Note Rate during the Accrual Period on the aggregate Note Principal Amount as of the beginning of the Accrual Period.

      Cut-Off Date: As to a Home Equity Loan, the close of business on June 2, 2002.

      Cut-Off Date Pool Balance: The aggregate of the Cut-Off Date Principal Balances of the Home Equity Loans.

      Cut-Off Date Principal Balance: As to any Home Equity Loan, the unpaid principal balance thereof as of the Cut-Off Date or, as to any Eligible Substitute Home Equity Loan, as of the date of substitution of such Eligible Substitute Home Equity Loan.

      Defective Home Equity Loan: Any Home Equity Loan subject to repurchase or substitution pursuant to Section 2.02 or 2.04.

      Deficiency Amount: As defined in the Note Guaranty Insurance Policy, the sum of (i) with respect to any Payment Date, the amount by which the Current Interest plus the Interest

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Carry Forward Amount with respect to the Notes exceeds the amount on deposit in the Collection Account available for interest payments to the Noteholders on such Payment Date and (ii)(a) with respect to any Payment Date that is not the Final Payment Date, the Overcollateralization Deficit Amount or (b) with respect to the Final Payment Date, the Note Principal Amount to the extent otherwise not paid on such date.

      Definitive Notes: As defined in the Indenture.

      Delaware Trustee: The Bank of New York (Delaware), as Delaware trustee under the Trust Agreement, and any successor Delaware trustee under the Trust Agreement appointed in accordance with the terms thereof.

      Deposit Date: As to any Payment Date, the Business Day immediately preceding such Payment Date.

      Deposit Event: The lowering of the Master Servicer's short-term debt rating below "P-1" by Moody's, "A-1" by Standard & Poor's or "F1" by Fitch or any time in which HFC shall cease to be the Master Servicer.

      Depositor: HFC Revolving Corporation, a Delaware corporation.

      Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of Notes evidencing $1,290,500,000 in initial aggregate principal amount of the Notes. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the UCC of the State of New York.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: As to any Payment Date, the second Business Day prior to such Payment Date.

      Distributable Excess Cashflow: As to any Payment Date, the lesser of (i) the Excess Cashflow for such Payment Date and (ii) the Interim
Overcollateralization Deficiency, if any, for such Payment Date.

      Electronic Ledger: The electronic master record of home equity loans (including the Home Equity Loans) maintained by the Master Servicer.

      Eligible Account: An account that is either (i) maintained with a depository institution whose short-term debt obligations at the time of any deposit therein are rated in the highest short-term debt rating category by the Rating Agencies, (ii) an account or accounts maintained with a depository institution with a long-term unsecured debt rating by each Rating Agency that is at least investment grade, provided that the deposits in such account or accounts are fully insured by either the BIF or the SAIF, (iii) a segregated trust account maintained on the corporate trust side with the Indenture Trustee in its fiduciary capacity, or (iv) an account otherwise acceptable to each Rating Agency, as evidenced by a letter to such effect from each such Rating Agency to the Indenture Trustee and the Insurer, without reduction or withdrawal of the then-current ratings of the Notes without taking into account the existence of the Note Guaranty Insurance Policy.

      Eligible Substitute Home Equity Loan: A Home Equity Loan substituted (a) by the Depositor or the Master Servicer for a Defective Home Equity Loan pursuant to Section 2.02(a) or 2.04 or (b) by the Master Servicer pursuant to
Section 2.02(b), which on the date of such substitution must

            (i) have a Principal Balance not substantially greater or less than the Principal Balance of such Defective Home Equity Loan or such elected substituted Home Equity Loan;

            (ii) have a current Loan Rate of not less than the Loan Rate of the Defective Home Equity Loan or elected substituted Home Equity Loan and not more than 500 basis points in excess thereof;

            (iii) have a remaining term to maturity not more than six months earlier or later than the remaining term to maturity of the Defective Home Equity Loan or elected substituted Home Equity Loan;

            (iv) comply with the representations and warranties set forth in
      Section 2.04(b), to the extent such representations and warranties do not pertain exclusively to the Home Equity Loans transferred on the Closing Date;

            (v) have a Combined Loan-to-Value Ratio that is not greater than the Combined Loan-to-Value Ratio of the Defective Home Equity Loan or elected substituted Home Equity Loan as of the date of origination of such Defective Home Equity Loan or elected substituted Home Equity Loan;

            (vi) have a lien position at least equal to the lien position of the Mortgage relating to the Defective Home Equity Loan or elected substituted Home Equity Loan; and

            (vii) be the obligation of a Mortgagor whose credit profile is substantially similar to that of the Mortgagor under the Defective Home Equity Loan or elected substituted Home Equity Loan,

provided, however, that with respect to (i) through (vii) above, a home equity loan may qualify as an Eligible Substitute Home Equity Loan if each of the Rating Agencies confirms such substitution.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      Excess Cashflow: With respect to any Payment Date, the positive excess, if any, of (a) the Available Payment Amount for such Payment Date over (b) the aggregate of amounts required to be paid pursuant to subclauses (i) through (iii) of Section 5.01(a) herein on such Payment Date.

      Fannie Mae: Fannie Mae, formerly known as The Federal National Mortgage Association, or any successor thereto.

      FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

      Final Payment Date: The Payment Date in April 2032.

      Fiscal Agent: As defined in the Note Guaranty Insurance Policy.

      Fitch: Fitch, Inc., or its successor in interest.

      Foreclosure Profit: As to any Liquidated Home Equity Loan, the amount, if any, by which (i) the aggregate of its Liquidation Proceeds less Liquidation Expenses exceeds (ii) the Principal Balance thereof immediately prior to the final recovery of its Liquidation Proceeds, together with the sum of (x) accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds and
(y) the related Charge Off Amounts.

      Formula Rate: With respect to the Notes and any Accrual Period, a per annum rate equal to the sum of (i) LIBOR for such Accrual Period and (ii) the Note Margin for such Accrual Period.

      HFC: Household Finance Corporation, a Delaware corporation, and its successors.

      Home Equity Loan: Such of the home equity loans (together with the related Mortgage Notes and Mortgages) transferred and assigned to the Trust pursuant to
Section 2.01 and pursuant to the Transfer Agreement, together with the Related Documents, as from time to time are held as a part of the Trust, the home equity loans originally so held being identified in the Home Equity Loan Schedule delivered on the Closing Date. As applicable, the term Home Equity Loan shall be deemed to refer to the Mortgaged Property that has been converted to ownership by the Master Servicer prior to the final recovery of related Liquidation Proceeds.

      Home Equity Loan Purchase Agreement: The home equity loan purchase agreement dated as of June 20, 2002 between the Depositor and the Sellers pursuant to which the Sellers convey to the Depositor all of their right, title and interest in and to the unpaid Principal Balance of the Home Equity Loans, including all interest and principal payments in respect thereof received on or after the Cut-Off Date, and certain other rights with respect to the collateral supporting the Home Equity Loans.

      Home Equity Loan Schedule: As to any date, the schedule of Home Equity Loans, including any Eligible Substitute Home Equity Loans, included in the Trust on such date. The initial Home Equity Loan Schedule is the schedule delivered by the Depositor to the Indenture Trustee on the Closing Date and delivered as Exhibit A hereto, which schedule may be in the form of a computer file or an electronic or magnetic tape and sets forth as to each Home Equity Loan (i) the account number, (ii) the Cut-Off Date Principal Balance, (iii) the Loan Rate, (iv) the lien position of the related Mortgage and
(v) the CLTV. The Home Equity Loan Schedule will be amended from time to time to reflect the removal of Home Equity Loans and the addition of any Eligible Substitute Home Equity Loans to the Trust, and when so amended shall include the information set forth above with respect to each Eligible Substitute Home Equity Loan as of its related date of substitution.

      Indemnification Agreement: The Indemnification Agreement dated as of June 17, 2002 among the Master Servicer, the Depositor, the underwriters named therein and the Insurer, including any amendments and supplements thereto in accordance with the terms thereof.

      Indenture: The Indenture dated as of June 20, 2002 between the Issuer and the Indenture Trustee.

      Indenture Trustee: Bank One, National Association, a national banking association, as Indenture Trustee under the Indenture or any successor indenture trustee under the Indenture appointed in accordance with such agreement.

      Indenture Trustee's Statement to Noteholders: As defined in Section 5.03.

      Initial Home Equity Loan: Each Home Equity Loan transferred and assigned to the Trust on the Closing Date.

      Initial Targeted Overcollateralization Amount: An amount equal to 1.00% of the Cut-Off Date Pool Balance.

      Insurance Agreement: The Insurance Agreement dated as of June 20, 2002 among the Indenture Trustee, the Master Servicer, the Depositor and the Insurer, including any amendments and supplements thereto in accordance with the terms thereof.

      Insurance Proceeds: Proceeds paid by any insurer (other than the Insurer pursuant to the Note Guaranty Insurance Policy) pursuant to any insurance policy covering a Home Equity Loan, or by the Master Servicer pursuant to the last sentence of Section 3.04, net of any component thereof covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such Insurance Proceeds and exclusive of any portion thereof that is applied to the restoration or repair of the related Mortgaged Property, released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures or required to be paid to any holder of a mortgage senior to such Home Equity Loan.

      Insured Payment: As defined in the Note Guaranty Insurance Policy, (i) as of any Payment Date, any Deficiency Amount and (ii) any Preference Amount.

      Insurer: MBIA Insurance Corporation, a New York-domiciled stock insurance company, and its successors and assigns.

      Insurer Default: Any failure by the Insurer to make a payment required under the Note Guaranty Insurance Policy in accordance with its terms.

      Interest Carry Forward Amount: As to the Notes and any Payment Date, the sum of (x) the amount, if any, by which (i) the sum of the Current Interest and all prior unpaid Interest Carry Forward Amounts for such Notes as of the immediately preceding Payment Date exceeded (ii) the amount of the actual payment with respect to interest made to such Notes on such Payment Date plus
(y) interest on such amount calculated for the related Accrual Period at the Note Rate.

      Interest Collections: As to any Payment Date, the sum, without duplication of:

      (i) the portion allocable to interest of all scheduled monthly payments on the Home Equity Loans received during the related Collection Period, minus the Servicing Fee for the related Collection Period;

      (ii) all Net Liquidation Proceeds actually collected by the Master Servicer during the related Collection Period (to the extent such Net Liquidation Proceeds relate to interest and including Recovered Charge Off Amounts);

      (iii) the interest portion of the Purchase Price for any Home Equity Loan repurchased from the Trust pursuant to the terms of this Agreement during the related Collection Period;

      (iv) the interest portion of all Substitution Adjustment Amounts with respect to the related Collection Period; and

      (v) to the extent advanced by the Master Servicer pursuant to Section 3.01(f) and not previously distributed, the amount of any Skip-A-Pay Advance deposited by the Master Servicer into the Collection Account with respect to such Payment Date.

      Interest Payment Amount: With respect to any Payment Date and the Notes, the sum of (a) the Current Interest for such Notes for such Payment Date, and
(b) any Interest Carry Forward Amount for such Notes for such Payment Date.

      Interim Overcollateralization Amount: As to any Payment Date, the excess, if any, of (x) the Pool Balance as of the last day of the preceding Collection Period over (y) (i) the Note Principal Amount (before taking into account any payments of principal on such Payment Date) less (ii) the Principal Collections for such Payment Date.

      Interim Overcollateralization Deficiency: As to any Payment Date, the excess, if any, of (x) the Targeted Overcollateralization Amount over (y) the Interim Overcollateralization Amount.

      Issuer: Household Home Equity Loan Trust 2002-2.

      LIBOR: The per annum rate established by the Indenture Trustee in accordance with Section 5.02.

      LIBOR Business Day: Any day on which dealings in United States dollars are transacted in the London interbank market.

      LIBOR Determination Date: As to any Payment Date, the second LIBOR Business Day before the first day of the related Accrual Period.

      Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing or the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

      Liquidated Home Equity Loan: As to any Payment Date, any Home Equity Loan in respect of which the Master Servicer has determined as of the end of the related Collection Period that all Liquidation Proceeds which it expects to recover on such Home Equity Loan have been recovered (exclusive of any possibility of a deficiency judgment).

      Liquidation Expenses: Out-of-pocket expenses (exclusive of overhead) that are incurred by the Master Servicer in connection with the liquidation of any Home Equity Loan and not recovered under any insurance policy, such expenses including, without limitation, reasonable legal fees and expenses, any unreimbursed amount expended pursuant to Section 3.06 (including, without limitation, amounts advanced to correct defaults on any mortgage loan that is senior to such Home Equity Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Home Equity Loan) with respect to the related Home Equity Loan and any related and unreimbursed expenditures for real estate property taxes, mechanics liens, title perfection, property management or for property restoration, preservation or insurance against casualty loss or damage.

      Liquidation Proceeds: Proceeds (including Insurance Proceeds) received in connection with the liquidation of any Home Equity Loan, whether through trustee's sale, foreclosure sale or otherwise.

      Loan Rate: As to any Home Equity Loan and day, the per annum rate of interest applicable under the related Mortgage Note to the calculation of interest for such day on the Principal Balance.

      Master Servicer: HFC, or its successor in interest, or any successor master servicer appointed as herein provided.

      Master Servicer Termination Events: As defined in Section 7.01.

      Majority Noteholder: The Holder or Holders of Notes representing at least 51% of the aggregate Note Principal Amount.

      MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

      MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

      MIN: The Mortgage Identification Number for Home Equity Loans registered with MERS on the MERS(R)System.

      MOM Loan: With respect to any Home Equity Loan, MERS acting as the mortgagee of such Home Equity Loan, solely as nominee for the originator of such Home Equity Loan and its successors and assigns, at the origination thereof.

      Moody's: Moody's Investors Service, Inc., or any successor thereto.

      Mortgage: The mortgage, deed of trust or other instrument creating a first, second or third lien on an estate in fee simple interest in real property securing a Home Equity Loan.

      Mortgage File: The mortgage documents (including without limitation the related Mortgage Note) listed in Section 2.01 pertaining to a particular Home Equity Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement, which documents may be physical documents or, pursuant to the terms of Section 2.01, may be optical images or other representations thereof.

      Mortgage Note: As to a Home Equity Loan, the mortgage note or other evidence of indebtedness under which the related Mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage.

      Mortgaged Property: The underlying property securing a Home Equity Loan.

      Mortgagor: The obligor or obligors under a Mortgage.

      Net Liquidation Proceeds: As to any Liquidated Home Equity Loan, Liquidation Proceeds less Liquidation Expenses.

      Net Loan Rate: As to any Home Equity Loan, the Loan Rate less (i) the Servicing Fee Rate and (ii) the annual premium rate of the Insurer set forth in the Insurance Agreement.

      Ninety Day-Plus Delinquency Percentage: As to any Collection Period, (a) the aggregate of the Principal Balances of all Home Equity Loans that are 90 or more days contractually delinquent, such percentage being inclusive of all Home Equity Loans which are in bankruptcy, in foreclosure and REO as of the end of such Collection Period, over (b) the Pool Balance as of the end of such Collection Period.

      Ninety Day-Plus Rolling Average: As to any Payment Date, the average of the Ninety Day-Plus Delinquency Percentage for each of the three (3) immediately preceding Collection Periods; provided, however, that for the initial Payment Date, the Ninety Day-Plus Rolling Average shall equal the Ninety Day-Plus Delinquency Percentage for the immediately preceding Collection Period and for the Payment Date occurring in August 2002, the Ninety Day-Plus Rolling Average shall equal the average of the Ninety Day-Plus Delinquency Percentage for each of the two immediately preceding Collection Periods.

      Note: Any Note executed by the Trust and authenticated by the Indenture Trustee substantially in the form set forth in Exhibit E hereto.

      Note Guaranty Insurance Policy: The Note Guaranty Insurance Policy (No. 38371) with respect to the Notes and all endorsements thereto, if any, dated the Closing Date, issued by the Insurer for the benefit of the Holders of the Notes, a copy of which is attached hereto as Exhibit F.

      Note Margin: With respect to the Notes and any Accrual Period, 0.30% per annum.

      Note Owner: The Person who is the beneficial owner of a Book-Entry Note.

      Note Principal Amount: With respect to any date of determination, (a) the Original Note Principal Amount less (b) the aggregate of amounts paid as principal to the Noteholders on previous Payment Dates pursuant to Section 5.01 hereto.

      Note Rate: With respect to any Payment Date and Accrual Period, the lesser of (i) the Formula Rate and (ii) the Available Funds Cap for such Payment Date.

      Note Register and Note Registrar: As defined in the Indenture.

      Noteholder or Holder: The Person in whose name a Note is registered in the Note Register, except that, solely for the purpose of giving any consent, direction, waiver or request pursuant to this Agreement, (x) any Note registered in the name of the Depositor, the Master Servicer or any Person actually known to a Responsible Officer to be an Affiliate of the Depositor (y) any Note for which the Depositor, the Master Servicer or any Person actually known to a Responsible Officer to be an Affiliate of the Depositor or the Master Servicer is the Note Owner shall be deemed not to be outstanding (unless to the actual knowledge of a Responsible Officer (i) the Master Servicer or the Depositor, or such Affiliate, is acting as trustee or nominee for a Person who is not an Affiliate of the Depositor or the Master Servicer and who makes the voting decision with respect to such Note or (ii) the Depositor, or the Master Servicer, or such Affiliate, is the Note Owner of all the Notes) and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, direction, waiver or request has been obtained and (z) the Insurer shall be deemed to be the owner of 100% of the Notes so long as no Insurer Default is then continuing.

      Notice for Payment: As defined in Section 4.01.

      Officer's Certificate: A certificate signed by the President, an Executive Vice President, a Senior Vice President, a Vice President, an Assistant Vice President, the Treasurer, Assistant Treasurer, Controller or Assistant Controller of the Master Servicer or the Depositor, as the case may be, and delivered to the Indenture Trustee and the Insurer, as applicable.

      Opinion of Counsel: A written opinion of counsel reasonably acceptable to the Indenture Trustee and the Insurer, who may be in-house counsel for the Master Servicer (or its affiliate) or the Depositor (or its affiliate).

      Original Note Principal Amount: $1,290,500,000.

      Overcollateralization Amount: As to any Payment Date, the excess, if any, of (x) the Pool Balance as of the last day of the preceding Collection Period over (y) the Note Principal Amount, calculated after taking into account all payments in respect of principal on such Payment Date.

      Overcollateralization Deficit Amount: On any Payment Date, the excess, if any, of (i) the Note Principal Amount on such Payment Date (after taking into account the payment to the Notes of all principal from sources other than the Note Guaranty Insurance Policy on such Payment Date) and (ii) the Pool Balance as of the close of business on the last day of the related Collection Period.

      Overcollateralization Release Amount: As to any Payment Date, the amount (but not in excess of the Principal Collections for such Payment Date) equal to the excess, if any, of (i) the Interim Overcollateralization Amount over (ii) the Targeted Overcollateralization Amount.

      Owner Trustee: The Bank of New York, as owner trustee under the Trust Agreement, and any successor owner trustee under the Trust Agreement appointed in accordance with the terms thereof.

      Ownership Interest: As defined in the Trust Agreement.

      Paying Agent: Any paying agent appointed pursuant to the Indenture.

      Payment Date: The 20th day of each month or, if such day is not a Business Day, then the next Business Day, beginning in July 2002.

      Percentage Interest: As to the Notes and any date of determination, the percentage obtained by dividing the principal denomination of such Note by the aggregate of the principal denominations of all Notes.

      Perfection Representations: The representations, warranties and covenants set forth in Schedule 1 attached hereto.

      Permitted Investments: One or more of the following (excluding any callable investments purchased at a premium):

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the date of acquisition rated by each Rating Agency in its highest short-term rating category (which is "F1" for Fitch, "A-1+" for Standard & Poor's and "P-1" for Moody's);

            (iii) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of Moody's, Standard & Poor's and Fitch in its highest unsecured short-term debt rating category;

            (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Fitch, Standard & Poor's and Moody's in their highest short-term rating categories;

            (v) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Fitch, Standard & Poor's and Moody's in their respective highest rating category for long-term unsecured debt, or any other short-term investment fund the funds in which are invested in securities rated in the highest rating category by Fitch, Standard & Poor's and Moody's and which mature on demand or prior to the next Payment Date;

            (vi) interests in any money market fund which at the date of acquisition has a rating of "Aaa" by Moody's and "AAA" by Fitch and Standard & Poor's or such lower rating as will not result in the qualification, downgrading or withdrawal of the then current rating assigned to the Notes by each Rating Agency (without taking into account the existence of the Note Guaranty Insurance Policy); and

            (vii) other obligations or securities that are indebtedness in registered form for U.S. federal income tax purposes and that are reasonably acceptable to each Rating Agency and the Insurer (so long as no Insurer Default exists and is continuing) as a Permitted Investment hereunder and will not result in a reduction in the then-current rating of the Notes, as evidenced by a confirmation or letter to such effect from such Rating Agency (without taking into account the existence of the Note Guaranty Insurance Policy);

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument if such interest and principal payments provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

      Person: Any individual, corporation, partnership, joint venture, limited partnership, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Pool Balance: With respect to any date of determination, the aggregate of the Principal Balances of all Home Equity Loans as of such date.

      Preference Amount: As defined in Section 4.01(c).

      Preferred Stock: As defined in Section 9.14.

      Premium Amount: The premium payable to the Insurer pursuant to the Insurance Agreement.

      Principal Balance: As to any Home Equity Loan (other than a Liquidated Home Equity Loan) and date, the related Cut-Off Date Principal Balance, minus the sum of (x) all collections credited against the principal balance of such Home Equity Loan in accordance with the terms of the related Mortgage Note and
(y) any related Charge Off Amounts credited against the principal balance of such Home Equity Loan prior to such date. For purposes of this definition, a Liquidated Home Equity Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Home Equity Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

      Principal Collections: As to any Payment Date, the sum, without duplication, of:

      (i) the principal portion of all scheduled monthly payments on the Home Equity Loans received by the Master Servicer during the related Collection Period;

      (ii) the principal portion of the Purchase Price for any Home Equity Loan repurchased from the Trust pursuant to the terms of this Agreement during the related Collection Period;

      (iii) the principal portion of all Substitution Adjustment Amounts with respect to the related Collection Period;

      (iv) all Net Liquidation Proceeds (excluding Foreclosure Profits and Recovered Charge Off Amounts) actually received by the Master Servicer during the related Collection Period (to the extent such Net Liquidation Proceeds relate to principal); and

      (v) the principal portion of all other unscheduled collections on the Home Equity Loans received by the Master Servicer during the related Collection Period (including, without limitation, full and partial prepayments of principal made by the Mortgagors), to the extent not previously distributed.

      Principal Payment Amount: As to any Payment Date, (i) the Principal Collections for such Payment Date minus (ii) for Payment Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any.

      Prospectus Supplement: The Prospectus Supplement, dated June 17, 2002, to the Prospectus, dated May 23, 2002, relating to the offer and sale of the Notes.

      Purchase Price: As to any Home Equity Loan purchased from the Trust on any date pursuant to Section 2.02, 2.04 or 3.01 an amount equal to the sum of (i) the Principal Balance thereof plus any related Charge Off Amount as of the end of the related Collection Period preceding the date of repurchase, and (ii) accrued and unpaid interest to the end of such Collection Period computed on a daily basis at the Net Loan Rate on the Principal Balance outstanding from time to time.

      Rating Agencies: Moody's, Standard & Poor's and Fitch. If such agency or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical credit rating agency, or other comparable Person, designated by the Depositor and reasonably acceptable to the Insurer (so long as no Insurer Default exists and is continuing), notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean "P-1" or better in the case of Moody's, "A-1+" or better in the case of Standard & Poor's and "F1" in the case of Fitch and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Fitch and Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

      Realized Loss: With respect to (i) any Liquidated Home Equity Loan, the unrecovered Principal Balance thereof at the end of the related Collection Period in which such Home Equity Loan became a Liquidated Home Equity Loan and
(ii) any Charged-Off Home Equity Loan, the Charge Off Amount for the related Collection Period.

      Record Date: As to any Payment Date, the Business Day immediately preceding such Payment Date; provided, however, that if any Notes become Definitive Notes, the record date for such Notes will be the last Business Day of the month immediately preceding the month in which the related Payment Date occurs.

      Recovered Charge Off Amount: As to any Home Equity Loan that became a Liquidated Home Equity Loan in a Collection Period, the amount, if any, by which
(i) its Net Liquidation Proceeds that are allocable to principal in accordance with the related Mortgage Note exceeds (ii) its Principal Balance immediately prior to foreclosure up to an amount of all related Charge Off Amounts, but in no event less than zero.

      Reimbursement Amount: The sum of (a) the aggregate unreimbursed amount of any payments made by the Insurer under the Note Guaranty Insurance Policy, together with interest on such amount from the date of payment by the Insurer until paid in full at a rate of interest equal to the Late Payment Rate (as defined in the Insurance Agreement), (b) all costs and expenses of the Insurer in connection with any action, proceeding or investigation affecting the Trust (or the assets of the Trust) or the rights or obligations of the Insurer hereunder or under the Note Guaranty Insurance Policy or the Transaction Documents, including (without limitation) any judgment or settlement entered into affecting the Insurer or the Insurer's interests, together with interest thereon at a rate equal to the Late Payment Rate and (c) any other amounts owed to the Insurer under the Insurance Agreement, together with interest thereon at a rate equal to the Late Payment Rate.

      Related Documents: As defined in Section 2.01.

      REO: A Mortgaged Property that is acquired by the Trust in a foreclosure or by grant of deed in lieu of foreclosure.

      Required Excess Cashflow: As to any Payment Date, means 2.5%, divided by 12, multiplied by the Pool Balance as of the first day of the related Collection Period.

      Responsible Officer: With respect to the Indenture Trustee, any officer assigned to the corporate trust group (or any successor thereto), including any vice president, assistant vice president, trust officer, assistant secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement. When used with respect to the Master Servicer, the President or any Vice President, Assistant Vice President, Treasurer, Assistant Treasurer or any Secretary or Assistant Secretary.

      SAIF: The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

      Sellers: Household Realty Corporation, Household Finance Corporation of Alabama, Household Finance Corporation of California, Household Finance Corporation II, Household Finance Corporation III, Household Finance Corporation of West Virginia, Beneficial West Virginia, Inc., Household Finance Realty Corporation of New York, Household Financial Center Inc., Household Finance Realty Corporation of Nevada, Household Finance Industrial Loan Company of Iowa, Household Finance Consumer Discount Company, Household Industrial Finance Company and Mortgage One Corporation, doing business as HFC Mortgage Company.

      Servicer: As to each Home Equity Loan, the related Seller that sold such Home Equity Loan to the Depositor pursuant to the Home Equity Loan Purchase Agreement.

      Servicing Certificate: A certificate completed by and executed on behalf of the Master Servicer in accordance with Section 3.18.

      Servicing Fee: The fee payable to the Master Servicer pursuant to Section 3.09, equal to 1/12th of the Servicing Fee Rate for each Home Equity Loan in the Home Equity Loan Schedule multiplied by the outstanding Principal Balance of such Home Equity Loan as of the first day of the related Collection Period.

      Servicer Loss Test: The Servicer Loss Test is not satisfied if the Cumulative Loss Percentage for the related Collection Period exceeds the Cumulative Loss Percentage Trigger for such Collection Period.

      Servicing Fee Rate: A rate equal to 0.50% per annum.

      Servicing Officer: Any officer of the Master Servicer or other individual designated by an officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Home Equity Loans, whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Insurer) on the Closing Date by the Master Servicer, as such list may be amended from time to time.

      Skip-A-Pay Advance: For any Collection Period, means the positive result, if any, of the Required Excess Cashflow on the related Payment Date, minus the Excess Cashflow on the related Payment Date. For the avoidance of doubt, if the result of the foregoing calculation is not a positive number, the Skip-A-Pay Advance for the related Collection Period shall be zero.

      Skip-A-Pay Reimbursement Amount: As of any Payment Date means, the positive result, if any, of the Excess Cashflow on such Payment Date, minus the Required Excess Cashflow on such Payment Date.

      Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

      Statistical Cut-Off Date: The close of business on June 2, 2002.

      Stepdown Date: The later to occur of (a) the Payment Date in January 2005 and (b) the first Payment Date on which the Pool Balance has been reduced to 50.00% of the Cut-Off Date Pool Balance.

      Subsequent Cut-Off Date: As to each Eligible Substitute Home Equity Loan, the close of business on the day designated as the "Subsequent Cut-Off Date" with respect to the Eligible Substitute Home Equity Loan.

      Substitution Adjustment Amount: As to any Defective Home Equity Loan or any Home Equity Loan for which the Master Servicer elects to substitute pursuant to Section 2.02(b) and the date on which a substitution thereof occurs pursuant to Sections 2.02 or 2.04, the sum of:

            (i) the excess, if any, of (a) the Principal Balance of such Defective Home Equity Loan or such elected Home Equity Loan plus any related Charge Off Amount as of the end of the related Collection Period preceding the date of substitution (after the application of any principal payments received on such Defective Home Equity Loan or such elected Home Equity Loan on or before the date of the substitution of the applicable Eligible Substitute Home Equity Loan or Loans) over (b) the aggregate Principal Balance of the applicable Eligible Substitute Home Equity Loan or Loans, plus

            (ii) accrued and unpaid interest to the end of such Collection Period computed on a daily basis at the Net Loan Rate on the Principal Balance of such Defective Home Equity Loan or such elected Home Equity Loan outstanding from time to time.

      Supplemental Interest Amount: As of any Payment Date, the sum of (i) the excess, if any, of (a) interest due on the Notes at the Formula Rate over (b) interest due on the Notes at an interest rate equal to the Available Funds Cap,
(ii) any Supplemental Interest Amount remaining unpaid from prior Payment Dates and (iii) interest on the amount in clause (ii) at the Formula Rate.

      Targeted Overcollateralization Amount:

      (a) On the Closing Date, the Targeted Overcollateralization Amount shall be an amount equal to the Initial Targeted Overcollateralization Amount;

      (b) For each Payment Date prior to the Stepdown Date, the Targeted Overcollateralization Amount shall be an amount equal to the Base Targeted Overcollateralization Amount;

      (c) For each Payment Date occurring on and after the Stepdown Date, and assuming a Trigger Event is not in effect, the Targeted Overcollateralization Amount shall be an amount equal to the greatest of (i) 20.00% of the Pool Balance as of the end of the related Collection Period, (ii) 0.50% of the Cut-Off Date Pool Balance and (iii) the sum of outstanding Principal Balances of the three largest Home Equity Loans as of the end of the related Collection Period;

provided, however, for any Payment Date occurring after the Stepdown Date, if a Trigger Event has occurred and is continuing, the Targeted Overcollateralization Amount shall be no less than the Targeted Overcollateralization Amount as of the previous Payment Date; provided, further, for any Payment Date on which the Cumulative Loss Percentage exceed the following percentages during the specified periods

         Collection Period                                   Percentage
         -----------------                                   ----------

         1-24                                                    5.50%

         25 and thereafter                                      11.00%

the Targeted Overcollateralization Amount shall be an amount equal to the product of (i) 12.50% and (ii) the Cut-Off Date Pool Balance.

The Insurer may, in its sole discretion, and at the request of Master Servicer, modify the definition of Targeted Overcollateralization Amount, including any of the defined terms contained therein, for the purpose of reducing or eliminating, in whole or in part, its application, and the Indenture Trustee, the Owner Trustee and each of the Rating Agencies shall be notified, in writing, of such modifications prior to the related Payment Date and such modification shall not result in a downgrading of the then-current rating on the Notes.

      Termination Price: As defined in Section 8.01(b).

      Transaction Documents: This Agreement, the Home Equity Loan Purchase Agreement, the Transfer Agreement, the Insurance Agreement, the Indemnification Agreement, the Trust Agreement and the Indenture.

      Transfer Agreement: The transfer agreement dated as of June 20, 2002 between the Trust and each Seller pursuant to which the Sellers will assign to the Trust all of their right, title and interest in and on the Transferred Assets not otherwise transferred pursuant to the Home Equity Loan Purchase Agreement.

      Transfer Date: As to any Home Equity Loan transferred to or retransferred from the Trust hereunder, the date on which such transfer or retransfer is made under the terms hereof, which date shall be (i) in the case of the Home Equity Loans originally listed on the Home Equity Loan Schedule, the Closing Date, and
(ii) in the case of any Eligible Substitute Home Equity Loan, the date on which such Eligible Substitute Home Equity Loan is conveyed to the Trust under the terms hereof.

      Transferor: The Depositor, or any such permitted holder of the Ownership Interest.

      Transferred Assets: All aspects, rights, title or interests of, in, to or under the Home Equity Loans that are not otherwise conveyed hereunder pursuant to Section 2.01, including, without limitation, all agreements, instruments and other documents evidencing or governing the Mortgagor's obligations under the Home Equity Loans or otherwise related thereto or establishing or setting forth the terms and conditions thereof, and any amendments or modifications thereto, and all property and collateral securing the borrowers obligations thereunder.

      Trigger Event: Any Payment Date on which either (i) the Ninety Day-Plus Rolling Average equals or exceeds 7.00% of the Pool Balance as of the end of the preceding Collection Period or (ii) the Cumulative Loss Percentage for the preceding Collection Period exceeds the Cumulative Loss Percentage Trigger for such Collection Period.

      Trust: The trust created by the Trust Agreement, the corpus of which consists of the Home Equity Loans, such assets as shall from time to time be identified as deposited in the Collection Account (exclusive of net earnings thereon), the Mortgage Notes and other Mortgage File documents for the Home Equity Loans, any property that secured a Home Equity Loan and that has become REO, the interest of the Depositor in certain hazard insurance policies maintained by the Mortgagors or the Master Servicer in respect of the Home Equity Loans, the

Collection Account, the Note Guaranty Insurance Policy, the proceeds of each of the foregoing and one share of Preferred Stock of the Depositor.

      Trust Agreement: The Trust Agreement dated as of June 12, 2002, and amended and restated as of June 20, 2002 among Household Finance Corporation, the Depositor, Bank One, National Association, as co-trustee and not in its individual capacity, the Delaware Trustee and the Owner Trustee.

      UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

      Section 1.02 Other Definitional Provisions.

      (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Trust Agreement, as applicable.

      (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

      (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

      (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the terms "including" and "includes" shall mean "including without limitation."

      (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine genders of such terms.

      (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

      Section 1.03 Interest Calculations. All calculations of interest hereunder that are made in respect of the Principal Balance of a Home Equity Loan shall be made based on the number of days elapsed between the date that interest was last paid on such Home Equity Loan and the date of receipt of the related Mortgagor's most current payment. All calculations of interest on the Notes shall be made on the basis of a 360-day year and the actual number of days in the related Accrual Period. The calculation of the Premium Amount shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                 Conveyance of Home Equity Loans; Tax Treatment

      Section 2.01 Acknowledgment; Conveyance of Home Equity Loans; Custody of Mortgage Files.

      (a) The Depositor, concurrently with the execution and delivery of this Agreement, does hereby irrevocably transfer, assign, sell, set over and otherwise convey to the Trust for the benefit of the Noteholders and the Insurer without recourse (subject to Sections 2.02 and 2.04) (i) all of its right, title and interest in and to the unpaid principal balance of each Home Equity Loan and each Eligible Substitute Home Equity Loan, including all Interest Collections and Principal Collections in respect of any such Home Equity Loan received after the Cut-Off Date with respect to each Initial Home Equity Loan and after the Subsequent Cut-Off Date with respect to each Eligible Substitute Home Equity Loan pursuant to the Home Equity Loan Purchase Agreement; (ii) property which secured such Home Equity Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Home Equity Loans (including any Insurance Proceeds); (iv) all other assets included or to be included in the Trust for the benefit of the Noteholders, the Insurer and the Transferor; (v) all proceeds of any of the foregoing; and (vi) one share of the Depositor's Preferred Stock. In addition, on or prior to the Closing Date, the Depositor shall cause the Insurer to deliver the Note Guaranty Insurance Policy to the Indenture Trustee.

      (b) The Depositor agrees to take, or to cause to be taken, such actions and to execute such documents, including without limitation the filing of all necessary continuation statements for the UCC-1 financing statement filed in the State of Illinois and the State of Delaware, as applicable (which shall have been filed as promptly as practicable, but in no event later than 10 days following the effective date of this Agreement), describing the Home Equity Loans and naming the Depositor as seller and the Trust as buyer, and any amendments or other filings to the UCC-1 financing statement required to reflect a change in the applicable UCC, or a change of the name or corporate structure of the Depositor, as are necessary to perfect and protect the Noteholders' and the Insurer's interests in the Trust created hereunder, including each Home Equity Loan and the proceeds thereof (other than delivering to the Indenture Trustee possession of the Mortgage Files, which possession will, subject to the terms hereof, be maintained by the Servicers on behalf of the Master Servicer as custodian and bailee for the Indenture Trustee). The parties hereto intend that the transactions set forth herein constitute a sale and not a pledge by the Depositor to the Trust of all the Depositor's right, title and interest in and to the Home Equity Loans and other Trust property as and to the extent described above. In the event the transactions set forth herein are characterized as a pledge and not a sale, the Depositor hereby grants to the Trust a security interest in all of the Depositor's right, title and interest in, to and under the Home Equity Loans and such other Trust property, to secure all of the Depositor's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. With respect to the Home Equity Loans sold by each Seller to the Depositor, the Master Servicer shall cause such Seller to file as promptly as practicable, but in no event later than ten days following the effective date of this Agreement, in the appropriate public filing office or offices UCC-1 financing statements and continuation statements describing such Home Equity Loans and naming such Seller as seller and the Depositor as buyer, to file appropriate continuation statements thereto, to file amendments thereto in the case of a change in the applicable UCC, name change or change in corporate structure and to file appropriate additional UCC-1 financing statements, if any, if such Seller changes its jurisdiction of incorporation.

      (c) In connection with such transfer and assignment by the Depositor and the Master Servicer, acting through the Servicers, the Indenture Trustee and the Master Servicer hereby acknowledge that the Servicers are holding, with respect to the Home Equity Loans transferred on the Closing Date, and will hold, with respect to each Eligible Substitute Home Equity Loan, on and from the applicable Transfer Date, as custodian and bailee for the Indenture Trustee, the following documents or instruments with respect to each such Home Equity Loan (the "Related Documents"):

                  (i) the original Mortgage Note with all intervening endorsements showing a complete chain of title from the originator of such Home Equity Loan to the Seller or a copy of such original Mortgage Note with an accompanying lost note affidavit;

                  (ii) the original Mortgage, noting the presence of the MIN of the Home Equity Loan, if the Mortgage is registered on the MERS(R) System, and language indicating that the Home Equity Loan is a MOM Loan if the Home Equity Loan is a MOM Loan, with evidence of recording thereon, provided that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller may hold a copy of such original Mortgage; and

                  (iii) originals of any amendments to the Mortgage Note or Mortgage, any modification or assumption agreements and any previous assignments of such Home Equity Loan;

provided, however, that as to any Home Equity Loan, if, as evidenced by an Opinion of Counsel delivered to and in form and substance reasonably satisfactory to the Owner Trustee, the Indenture Trustee and the Insurer, (x) an optical image or other electronic representation of the related documents specified in clauses (i) through (iii) above are enforceable in the relevant jurisdictions to the same extent as the original of such document and (y) such optical image or other representation does not impair the ability of an owner of such Home Equity Loan to transfer its interest in such Home Equity Loan, such optical image or other representation may be held by the Master Servicer, acting through the Servicers, as custodian and bailee for the Indenture Trustee, in lieu of the physical documents specified above.

      (d) Except as hereinafter provided, the Master Servicer, acting through the Servicers, shall be entitled to maintain possession of all of the foregoing documents and instruments, shall not be required to deliver any of them to the Indenture Trustee or the Owner Trustee and shall not be required to record an Assignment of Mortgage in favor of the Indenture Trustee or the Owner Trustee with respect to any Home Equity Loan. In the event, however, that possession of any of such documents or instruments is required by any Person (including the Indenture Trustee) acting as successor master servicer pursuant to Section 6.04 or 7.02 in order to carry out the duties of Master Servicer hereunder, then such successor shall be entitled to request delivery, at the expense of the Master Servicer, of such documents or instruments by the Master Servicer and to retain such documents or instruments for servicing purposes; provided that the Indenture Trustee or such servicers shall maintain such documents at such offices as may be required by any regulatory body having jurisdiction over such Home Equity Loans.

      (e) The Master Servicer's right to maintain possession, directly or through the Servicers, of the Mortgage Files shall continue so long as (x) at least two of Moody's, Standard & Poor's and Fitch assign a long-term senior unsecured debt rating to HFC of at least "Baa3", in the case of Moody's, "BBB", in the case of Fitch, and "BBB-", in the case of Standard & Poor's, (or such lower rating acceptable and assigned by at least two of Moody's, Standard & Poor's and Fitch and, so long as no Insurer Default exists and is continuing, acceptable to the Insurer) and (y) each of the Servicers remains an Affiliate of HFC. At such time as either of the conditions specified in the preceding sentence is not satisfied, as promptly as practicable, but in no event more than 90 days thereafter in the case of clause (i) below and 60 days in the case of clause (ii) below, the Master Servicer shall cause each Servicer, at such Servicer's expense or, to the extent the Servicer fails to pay, the Master Servicer's expense, to (i) either (x) record an Assignment of Mortgage in favor of the Trust (which may be a blanket assignment if permitted by applicable law) with respect to each of the Home Equity Loans being serviced by such Servicer in the appropriate real property or other records or (y) deliver to the Indenture Trustee the assignment of such Mortgage in favor of the Trust in form for recordation, together with an Opinion of Counsel addressed to the Indenture Trustee and the Insurer to the effect that recording is not required to protect the Trust's right, title and interest in and to the related Home Equity Loan or to perfect a first priority security interest in favor of the Trust in the related Home Equity Loan, which Opinion of Counsel also shall be reasonably acceptable to each of the Rating Agencies, the Owner Trustee, the Indenture Trustee and the Insurer (as evidenced in writing), and (ii) unless an Opinion of Counsel, reasonably acceptable to the Owner Trustee, the Indenture Trustee and the Rating Agencies and the Insurer (as evidenced in writing), is delivered to the Indenture Trustee and the Insurer to the effect that delivery of the Mortgage Files is not necessary to protect the Trust's right, title and interest in and to the related Home Equity Loans or to perfect a first priority security interest in favor of the Trust in the related Home Equity Loans, deliver the related Mortgage Files to the Indenture Trustee to be held by the Indenture Trustee in trust, upon the terms herein set forth, for the use and benefit of all present and future Noteholders and the Insurer, and the Indenture Trustee shall retain possession thereof except to the extent the Master Servicer or Servicers require any Mortgage Files for normal servicing as contemplated by
Section 3.08. The Master Servicer shall cause the Servicers to appoint the Indenture Trustee their attorney-in-fact to prepare, execute and record any assignments of Mortgages required under this Section 2.01 in the event that the Servicers or the Master Servicer should fail to do so on a timely basis.

      (f) Within 90 days following delivery, if any, of the Mortgage Files to the Indenture Trustee pursuant to the preceding subsection, the Indenture Trustee shall review each such Mortgage File to ascertain that all required documents set forth in this Section 2.01 have been executed and received and that such documents relate to the Home Equity Loans identified on the Home Equity Loan Schedule, and in so doing the Indenture Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 90-day period the Indenture Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Home Equity Loans identified in said Home Equity Loan Schedule or, if in the course of its review, the Indenture Trustee determines that such Mortgage File is otherwise defective in any material respect, the Indenture Trustee shall promptly upon the conclusion of its review notify the Owner Trustee, the Depositor, the Insurer and the Master Servicer, the Depositor and the Master Servicer shall have a period of 90 days after such notice within which to correct or cure any such defect; provided, however, that if such defect shall not have been corrected or cured within such 90-day period due to the failure of the related office of real property or other records to return any document constituting a part of a Mortgage File, the Depositor or the Master Servicer shall so notify the Owner Trustee, the Indenture Trustee and the Insurer and the period during which such defect may be corrected or cured shall be extended for one additional 90-day period.

      (g) The Indenture Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in this Section 2.01. In reviewing any Mortgage File pursuant to this Section 2.01, the Indenture Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trust is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be and, where applicable, that it purports to be recorded.

      (h) The Master Servicer hereby confirms to the Indenture Trustee, the Owner Trustee and the Insurer that on or prior to the Closing Date and on or prior to the applicable Transfer Date with respect to any Eligible Substitute Home Equity Loan, the portions of the Electronic Ledger relating to such Home Equity Loans have been or will have been clearly and unambiguously marked, and the appropriate entries have been or will have been made in its general accounting records, to indicate that such Home Equity Loans have been transferred to the Trust and constitute part of the Trust in accordance with the terms hereof.

      (i) In connection with the assignment, pursuant to Section 2.01(e)(i), of any Home Equity Loan registered on the MERS(R) System, the Master Servicer shall cause each Servicer, at such Servicer's expense or, to the extent the Servicer fails to pay, the Master Servicer's expense, at the time specified in the second sentence of Section 2.01(e)(i), to cause the MERS(R) System to indicate that such Home Equity Loans have been assigned to the Trust in accordance with this Agreement by including (or deleting, in the case of Home Equity Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code "[IDENTIFY TRUST SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR TRUST]" which identifies the Trust and (b) the code "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the series of the Notes issued in connection with such Home Equity Loans. The Master Servicer agrees that it will not alter the codes referenced in this paragraph with respect to any Home Equity Loan during the term of this Agreement unless and until such Home Equity Loan is repurchased in accordance with the terms of this Agreement, and there is filed any financing statement or amendment thereof necessary to comply with the New York UCC or the UCC of any applicable jurisdiction.

      Section 2.02 Acceptance by Indenture Trustee; Repurchase of Home Equity Loans; Conveyance of Eligible Substitute Home Equity Loans.

      (a) The Indenture Trustee hereby acknowledges receipt, as assignee of the Trust, of all the right, title and interest of the Depositor in and to the assets described Section 2.01(a)(i) through (vi), and all of the right, title and interest of the Sellers in and to the Transferred Assets pursuant to the Transfer Agreement, including but not limited to the transfer and assignment of the Mortgage Notes and the Mortgages, and declares that it holds and will hold such documents and interests and all amounts received by it in trust, upon the terms herein set forth, for the use and benefit of all present and future Noteholders and the Insurer. If the time to cure any defect of which the Indenture Trustee or the Insurer has notified the Depositor, the Master Servicer and the Insurer following the Indenture Trustee's review of the Home Equity Loan files pursuant to Section 2.01 has expired or if any loss is suffered by the Indenture Trustee, on behalf of the Noteholders or the Insurer, in respect of any Home Equity Loan as a result of (i) a defect in any document constituting a part of a Mortgage File or (ii) the related Seller's retention of such Mortgage File or an Assignment of Mortgage not having been recorded, the Depositor or, to the extent the Depositor fails to perform, the Master Servicer shall, in the case of a defect in such document and the Master Servicer shall, in the case of a loss resulting from such Seller's retention of a Mortgage File or Assignment of Mortgage not having been recorded, on the Business Day next preceding the Payment Date in the month following the end of the Collection Period in which the time to cure such defect expired or such loss occurred, either (i) repurchase the related Home Equity Loan (a "Defective Home Equity Loan") (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) from the Trust at a price equal to the Purchase Price which shall be accomplished by deposit by the Depositor or the Master Servicer, as applicable, in the Collection Account pursuant to Section
3.02 on such next preceding Business Day, or (ii) remove such Defective Home Equity Loan from the Trust and substitute in its place an Eligible Substitute Home Equity Loan or Loans.

      (b) The Master Servicer, in its sole discretion, shall have the right, but not the obligation, to elect (by written notice sent to the Indenture Trustee and the Owner Trustee) to substitute in the place of any Home Equity Loan an Eligible Substitute Home Equity Loan or Loans; provided that the aggregate Principal Balance as of the related subsequent Cut-Off Date of all Eligible Substitute Home Equity Loans substituted pursuant to this Section shall not exceed

30% of the Cut-Off Date Pool Balance; provided further that prior to any such substitution the Master Servicer shall give prompt written notice to each Rating Agency of any such substitution.

      (c) As to any Eligible Substitute Home Equity Loan or Loans, the Master Servicer shall cause the related Seller to deliver to the Indenture Trustee with respect to such Eligible Substitute Home Equity Loan or Loans an acknowledgment that the related Seller is holding as custodian for the Indenture Trustee such documents and agreements, if any, as are permitted to be held by the related Seller in accordance with Section 2.01. An assignment of the Mortgage in favor of the Trust with respect to such Eligible Substitute Home Equity Loan or Loans shall be required to be recorded in the appropriate real property or other records or delivered to the Indenture Trustee with the Opinion of Counsel referred to in Section 2.01 under the same circumstances that all other assignments of Mortgage are required to be recorded hereunder. For any Collection Period during which the Depositor or the Master Servicer substitutes one or more Eligible Substitute Home Equity Loans, the Master Servicer shall determine the Substitution Adjustment Amount. The Depositor or the Master Servicer, as applicable, shall deposit the Substitution Adjustment Amount in the Collection Account no later than the Business Day immediately preceding the Payment Date in the month following the end of the Collection Period in which such substitution occurs. The Master Servicer shall amend the Home Equity Loan Schedule to reflect the removal of the Defective Home Equity Loan or Home Equity Loan for which the Master Servicer has made a substitution election pursuant to
Section 2.02(b) from the terms of this Agreement and the substitution of the Eligible Substitute Home Equity Loan or Loans. Upon such substitution, the Eligible Substitute Home Equity Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made with respect to such Eligible Substitute Home Equity Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in
Section 2.04(b). The Indenture Trustee shall upon satisfaction of the conditions in this subsection immediately take any action requested by the Depositor, if any, to effect the reconveyance of such Defective Home Equity Loan or such Home Equity Loan for which the Master Servicer has made a substitution election so removed from the Trust to the Depositor or the Master Servicer, as applicable. The procedures applied by the Depositor or the Master Servicer in selecting each Eligible Substitute Home Equity Loan shall not be adverse to the interests of the Noteholders or, so long as no Insurer Default exists and is continuing, the Insurer and shall be comparable to the selection procedures applicable to the Home Equity Loans originally conveyed hereunder.

      (d) Upon receipt by the Indenture Trustee of (i) in the case of a repurchase, a Servicing Certificate to the effect that the Purchase Price for any such Defective Home Equity Loan or such Home Equity Loan for which the Master Servicer has made a substitution election has been so deposited in the Collection Account or (ii) in the case of a substitution, (A) a Servicing Certificate to the effect that the Substitution Adjustment Amount, if any, has been so deposited in the Collection Account and (B) an Officer's Certificate reciting the transfer and assignment of the Eligible Substitute Home Equity Loan(s) to the Indenture Trustee and, if required at such time, that the related Mortgage File(s) for such Eligible Substitute Home Equity Loan(s) have been delivered to the Indenture Trustee and the assignment(s) of Mortgage have been recorded, the Indenture Trustee shall execute and deliver such instrument of transfer or assignment presented to it by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Depositor or the Master Servicer, as applicable, legal and beneficial ownership of such Defective Home Equity Loan or such Home Equity Loan for which the Master Servicer has made a substitution election (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto). It is understood and agreed that the obligation of the Depositor or the Master Servicer to repurchase or substitute for (to the extent permitted herein) any Defective Home Equity Loan shall constitute the sole and exclusive remedy respecting such defect available to Noteholders, the Insurer or the Indenture Trustee against the Depositor or the Master Servicer, and such obligation on the part of the Master Servicer shall survive any resignation or termination of the Master Servicer hereunder.

      Section 2.03 Representations, Warranties and Covenants of the Master Servicer. The Master Servicer represents, warrants and covenants that as of the Closing Date:

      (a) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it require such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer;

      (b) The Master Servicer has the power and authority to make, execute, deliver and perform its obligations under this Agreement and to perform its obligations with respect to all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of its obligations under this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies (whether in a proceeding at law or in equity);

      (c) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

      (d) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the Certificate of Incorporation or Bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

      (e) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Notes which in the opinion of the Master Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

      (f) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Home Equity Loans that are registered with MERS.

      The representations and warranties set forth in this Section 2.03 shall survive the sale and assignment of the Home Equity Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Noteholders or the Insurer, the Person discovering such breach shall give prompt written notice to the other parties and the Insurer. Within 60 days (or such longer period as permitted by prior written consent of a Responsible Officer of the Indenture Trustee) of its discovery or its receipt of notice of such breach, the Master Servicer shall cure such breach in all material respects.

      Section 2.04 Representations and Warranties of the Depositor Regarding this Agreement and the Home Equity Loans; Repurchases and Substitutions.

      (a) The Depositor represents and warrants that as of the Closing Date:

                  (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it require such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor;

                  (ii) The Depositor has the power and authority to make, execute, deliver and perform its obligations under this Agreement and to perform its obligations with respect to all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of its obligations under this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies (whether in a proceeding at law or in equity);

                  (iii) The Depositor is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Depositor will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Depositor or any provision of the Certificate of Incorporation or Bylaws of the Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Depositor is a party or by which the Depositor may be bound; and

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Depositor threatened, against the Depositor or any of its properties or with respect to this Agreement which in the opinion of the Depositor has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

      (b) The Depositor represents and warrants with respect to each Home Equity Loan that as of the Closing Date with respect to the Initial Home Equity Loans and the applicable Transfer Date with respect to any Eligible Substitute Home Equity Loans (or to the extent expressly stated herein as of such other time):

                  (i) This Agreement and the Transfer Agreement constitute a valid transfer and assignment to the Trust of all right, title and interest of the Depositor and the Sellers, respectively, in and to the Home Equity Loans, all monies due or to become due with respect thereto, all proceeds thereof, such funds as are from time to time deposited in the Collection Account (excluding any investment earnings thereon) and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Trust by the Depositor;

                  (ii) The information set forth in the Home Equity Loan Schedule with respect to such Home Equity Loan is true and correct in all material respects;

                  (iii) Immediately prior to the transfer and assignment by the related Seller to the Depositor and the Trust pursuant to the Home Equity Loan Purchase Agreement and the Transfer Agreement, the Home Equity Loan has not been assigned or pledged, and the related Seller has good and marketable title thereto, and the related Seller is the sole owner and holder of such

                  Home Equity Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of such Home Equity Loan, to transfer and assign the same pursuant to the Home Equity Loan Purchase Agreement and the Transfer Agreement;

                  (iv) Immediately prior to the transfer and assignment by the Depositor to the Trust pursuant to this Agreement, the Home Equity Loan has not been assigned or pledged, and the Depositor has good and marketable title thereto, and the Depositor is the sole owner and holder of such Home Equity Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of such Home Equity Loan, to transfer and assign the same pursuant to this Agreement;

                  (v) The related Mortgage is a valid and existing first or second lien, as set forth on the Home Equity Loan Schedule with respect to such Home Equity Loan, on the property therein described, and the related Mortgaged Property is free and clear of all encumbrances and liens having priority over the first or second lien, as applicable, of such Mortgage except for liens for (a) real estate taxes and special assessments not yet delinquent; (b) any first and, if applicable, second mortgage loan secured by such Mortgaged Property and specified on the Home Equity Loan Schedule; (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (vi) To the best knowledge of the Depositor, each Mortgage is not subject to any offset, defense, right of rescission or counterclaim by any obligor under the Mortgage and there are no proceedings threatened or pending by any obligor or governmental agency which allege the Mortgage is illegal or unenforceable;

                  (vii) To the best knowledge of the Depositor, there is no delinquent recording or other tax or fee or assessment lien or any other governmental charge against the related Mortgaged Property;

                  (viii) To the best knowledge of the Depositor, there is no proceeding pending or threatened for the total or partial condemnation of the related

                  Mortgaged Property, and such property is free of material damage and is in good repair;

                  (ix) There are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be, liens prior or equal to the lien of the related Mortgage, except (a) liens which are fully insured against by the title insurance policy referred to in clause (xiii) or (b) liens which do not materially interfere with the collection of the Home Equity Loan upon foreclosure or otherwise;

                  (x) As of the Cut-Off Date for the Initial Home Equity Loans (or as of the applicable Transfer Date for any Eligible Substitute Home Equity Loan), no scheduled monthly payment is more than 30 days delinquent (measured on a contractual basis);

                  (xi) The related Mortgage File contains each of the documents and instruments specified to be included therein (including, if applicable, an appraisal (which may be an appraisal prepared using a statistical data base));

                  (xii) The related Mortgage Note and the related Mortgage at the time they were made complied in all material respects with applicable local, state and federal laws, excluding usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Home Equity Loan;

                  (xiii) A lender's title insurance policy or binder was issued on the date of origination of each Home Equity Loan for home equity loans in excess of $50,000 (in excess of $75,000 in Oklahoma), and each such policy is valid and remains in full force and effect, and a title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Home Equity Loan as to which no title insurance policy or binder was issued;

                  (xiv) The related Mortgaged Property is not a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

                  (xv) The Principal Balance of which, when included in the Pool Balance (in each case for the Initial Home Equity Loans as of the Statistical Cut-Off Date), would not cause the aggregate Principal Balance of the Initial Home Equity Loans that are secured by Mortgaged Properties located in one United States postal zip code to exceed 0.25%;

                  (xvi) As of the Statistical Cut-Off Date, the Combined Loan-to-Value Ratio for each Initial Home Equity Loan was not in excess of 115%;

                  (xvii) No selection procedure adverse to the interests of the Noteholders or the Insurer was utilized in selecting the Home Equity Loan;

                  (xviii) The Depositor has not transferred the Home Equity Loans to the Trust with any intent to hinder, delay or defraud any of its creditors;

                  (xix) Each Mortgage Note and each Mortgage is in substantially the form previously provided to the Indenture Trustee by the Depositor and each Home Equity Loan is an enforceable obligation of the related Mortgagor;

                  (xx) The Depositor has not received a notice of default of any senior mortgage loan with respect to the related Mortgaged Property that has not been cured by a party other than the related Seller;

                  (xxi) The Initial Home Equity Loan does not have an original term to maturity in excess of 360 months; and the Principal Balance of which, when included in the Pool Balance (in each case for the Initial Home Equity Loans as of the Statistical Cut-off Date), would not cause the weighted average remaining term to maturity of the Initial Home Equity Loans on a contractual basis to be greater than 299 months;

                  (xxii) The related Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected thereon, or an individual condominium unit, planned unit development unit or townhouse;

                  (xxiii) The Principal Balance of which, when included in the Pool Balance (in each case for the Initial Home Equity Loans as of the Statistical Cut-Off Date), would not cause the average Principal Balance of such Home Equity Loans to be greater than $98,062;

                  (xxiv) The Principal Balance of which, when included in the Pool Balance (in each case for the Initial Home Equity Loans as of the Cut-Off Date), would not cause the weighted average percentage of the Initial Home Equity Loans secured by first liens to be less than 87.60%; and would not cause the weighted average percentage of the Initial Home Equity Loans secured by second liens to be greater than 12.40%;

                  (xxv) The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation;

                  (xxvi) The related Mortgage Note and the related Mortgage at the time they were made complied in all respects with applicable local, state and federal laws relating to usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws applicable to the Home Equity Loan and with respect to each Home Equity Loan which is a "mortgage" as such term is defined in 15 U.S.C. ss.1602 (aa), no obligor has or will have a claim or defense under such Home Equity Loan;

                  (xxvii) Each Home Equity Loan conforms, and all of the Home Equity Loans in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement;

                  (xxviii) The Seller of each Home Equity Loan, is (or, during any period in which it held or disposed such interest, was) in material compliance with any and all applicable licensing requirements of the laws of the state in which the Mortgaged Property is located;

                  (xxix) No Mortgage has been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would have effect any such release, cancellation, subordination or rescission.

                  (xxx) All of the Home Equity Loans were either originated or underwritten in accordance with the guidelines of HFC or acceptable to HFC and such guidelines conform in all material respects with the description thereof set forth in the Prospectus Supplement;

                  (xxxi) At origination, each Mortgaged Property securing a Home Equity Loan was covered by fire and casualty insurance with a standard mortgage clause and extended coverage in an amount at least equal to the lesser of (a) 100% of the insurable value of the Mortgaged Property or (b) the combined principal balance owing on such Home Equity Loan and any mortgage loan senior to such Home Equity Loan;

                  (xxxii) With respect to each Home Equity Loan, there is only one originally executed Mortgage Note not stamped as a duplicate;

                  (xxxiii) As of the Cut-Off Date or any Subsequent Cut-Off Date, except for payment waivers pursuant to a restructuring program, with respect to each Home Equity Loan, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instrument which has been recorded, if necessary, to protect the interests of the Trust and the Insurer; and

                  (xxxiv) Each Mortgage contains customary and enforceable provisions such as to render the rights and the remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby;

                  (xxxv) Each Mortgage contains a provision for the acceleration of the payment of the unpaid Principal Balance of the related Home Equity Loan in the event the Mortgaged Property securing such Home Equity Loan is sold or transferred without the prior written consent of the Mortgagee thereunder.

      (c) It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive the transfer and assignment of the Home Equity Loans to the Trust and the pledge of the Home Equity Loans to the Indenture Trustee. Upon discovery by the Depositor, the Master Servicer, the Insurer, the Owner Trustee or the Indenture Trustee of a breach of any of the representations and warranties set forth in this Section 2.04, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Depositor as to the facts stated therein, which materially and adversely affects the interests of the Noteholders (it being understood that any breach of the representations or warranties contained in clause (xxvi) of
Section 2.04(b) shall be deemed to materially and adversely affect the interest of the Noteholders, the Insurer and the Transferor), the Insurer or the Transferor in respect of the Ownership Interest in the related Home Equity Loan, the person discovering such breach shall give prompt written notice to the other parties, the Insurer and each Rating Agency. Within 60 days of its discovery or its receipt of notice of such breach, or, with the prior written consent of a Responsible Officer of the Indenture Trustee and the Insurer (so long as no Insurer Default exists and is continuing), such longer period not to exceed 90 days specified in such consent, the Depositor or, as necessary, the Master Servicer shall cure such breach in all material respects. With regard to any such breach of the representations and warranties set forth in Section 2.04(b), unless, at the expiration of such 60 day or longer period, such breach has been cured in all material respects or otherwise does not exist or continue to exist, the Depositor or the Master Servicer shall, not later than the Business Day next preceding the Payment Date in the month following the end of the Collection Period in which any such cure period expired, either (i) repurchase such Defective Home Equity Loan (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) or (ii) remove such Home Equity Loan from the Trust and substitute in its place an Eligible Substitute Home Equity Loan or Loans, in the same manner and subject to the same conditions as set forth in Section 2.02. Upon making any such repurchase or substitution the Depositor or the Master Servicer, as applicable, shall be entitled to receive an instrument of assignment or transfer from the Indenture Trustee to the same extent as set forth in Section 2.02 with respect to the repurchase or replacement of Home Equity Loans under that Section. Subject to Section 2.04(d) and, with respect to the Insurer, subject to Section
3.04 of the Insurance Agreement, it is understood and agreed that the obligation of the Depositor or the Master Servicer to purchase or substitute for any such Defective Home Equity Loan (or property acquired in respect thereof) shall constitute the sole and exclusive remedy against the Depositor or the Master Servicer respecting such breach of the foregoing representations or warranties available to Noteholders, the Transferor in respect of the Ownership Interest, the Insurer, the Owner Trustee or the Indenture Trustee against the Depositor or the Master Servicer, and such obligation on the part of the Master Servicer shall survive any resignation or termination of the Master Servicer hereunder.

      (d) The Depositor and the Master Servicer, jointly and not severally, agree to indemnify and hold harmless the Trust against any and all out-of-pocket financial losses, claims, expenses, damages or liabilities to which the Trust may become subject, insofar as such out-of-pocket financial losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any representation or warranty made by the Depositor in this
Section 2.04 on which the Trust has relied, being, or alleged to be, untrue or incorrect in any material respect (it being understood that any breach of the representations and warranties in clause (xxvi) of Section 2.04(b) shall be deemed a material breach). This indemnity will be in addition to any liability which the Depositor or the Master Servicer may otherwise have.

      (e) Promptly after receipt by the Trust of notice of the commencement of any action or proceeding in any way relating to or arising from this Agreement, the Owner Trustee will notify the Indenture Trustee, the Depositor, the Insurer and the Master Servicer of the commencement thereof, but the omission so to notify the party from whom indemnification is sought (the "Indemnifying Party") will not relieve the Indemnifying Party from any liability which it may have to the party seeking indemnification (the "Indemnified Party") except to the extent that the Indemnifying Party is materially adversely affected by the lack of notice. In case any such action is brought against the Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate in the defense (with the consent of the Indemnified Party which shall not be unreasonably withheld) of such action at the Indemnifying Party's expense subject to Section 4.03 of this Agreement.

      Section 2.05 Tax Treatment. It is the intention of the Depositor and the Noteholders that the Notes will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The terms of this Agreement shall be interpreted to further the intent of the parties hereto. The Depositor, the Indenture Trustee and each Noteholder (or Note Owner) by acceptance of its Note (or, in the case of a Note Owner, by virtue of such Note Owner's acquisition of a beneficial interest therein) agrees to treat the Note (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness secured by the Trust Estate and to report the transactions contemplated by this Agreement on all applicable tax returns in a manner consistent with such treatment. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Agreement as to treatment of the Notes as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Indenture Trustee will prepare and file all tax reports required hereunder on behalf of the Trust.

                                  ARTICLE III

                ADMINISTRATION AND SERVICING OF HOME EQUITY LOANS

      Section 3.01 The Master Servicer.

      (a) The Master Servicer shall, or shall cause the Servicers to, service and administer the Home Equity Loans in a manner consistent with the terms of this Agreement and with general industry practice and shall have full power and authority, acting alone or through the Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Master Servicer shall at all times remain responsible to the Indenture Trustee, the Noteholders and the Insurer (so long as no Insurer Default exists and is continuing) for the performance of its duties and obligations hereunder in accordance with the terms hereof. Any amounts received by the related Servicer in respect of a Home Equity Loan shall be deemed to have been received by the Master Servicer whether or not actually received by it. Without limiting the generality of the foregoing, the Master Servicer shall continue, and is hereby authorized and empowered by the Indenture Trustee, (i) in its own name or in the name of any Servicer, when the Master Servicer or the Servicer, as the case may be, believes it appropriate in its best judgment to register any Home Equity Loan on the MERS(R) System, or cause the removal from the registration of any Home Equity Loan on the MERS(R) System, to execute and deliver, on behalf of the Trust, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trust and its successors and assigns, and (ii) to execute and deliver, on behalf of itself, the Noteholders and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Home Equity Loans and with respect to the Mortgaged Properties. Upon the written request of the Master Servicer, the Depositor and the Indenture Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder. The Master Servicer in such capacity may also consent to the placing of a proposed lien senior to that of the Mortgage on the related Mortgaged Property, provided that such proposed lien is not secured by a note providing for negative amortization and:

            (x) (i) the Mortgage relating to the Home Equity Loan was in a first lien position as of the Cut-Off Date and was in a first lien position immediately prior to the placement of the proposed senior lien, and (ii) the ratio of (a) the sum of the Principal Balance of the Home Equity Loan and the principal balance of the mortgage loan to be secured by the proposed senior lien to (b) the Appraised Value of the Mortgaged Property at the time the Home Equity Loan was originated is not greater than (1) with respect to Home Equity Loans with an original CLTV of 85% or less, 85%, (2) with respect to Home Equity Loans with an original CLTV in excess of 85% and not greater than 95%, 95% and (3) with respect to Home Equity Loans with an original CLTV in excess of 95% and not greater than 115%, 115%;

            (y) (i) the Mortgage relating to the Home Equity Loan was in a first or second lien position at the time the related Home Equity Loan was conveyed to the Trust and, immediately following the placement of such proposed senior lien, such Mortgage will be in a second or, if such Mortgage was in a second lien position at the time the related Home Equity Loan was conveyed to the Trust, a third lien position and (ii) the principal balance of the mortgage loan to be secured by the proposed senior lien and the rate at which interest accrues thereon are no greater than those of the related Home Equity Loan as of the date it was first conveyed to the Trust; or

            (z) the Mortgage relating to the Home Equity Loan was in a second lien position as of the Cut-Off Date and the proposed senior lien secures a mortgage loan that refinances an existing first mortgage loan and the outstanding principal amount of such mortgage loan immediately following such refinancing and the rate at which interest accrues thereon are not greater than that of such existing first mortgage loan at the date the mortgage loan was originated.

      (b) If (i) foreclosure proceedings are commenced with respect to any Home Equity Loan with respect to which the Master Servicer has consented to the placing of a subsequent senior lien pursuant to clause (x) in Section 3.01(a), or (ii) any loss is suffered by the Indenture Trustee on behalf of the Noteholders, the Insurer or the Transferor in respect of the Ownership Interest in respect of any Home Equity Loan as a result of (x) a failure to file on or within ten days following the effective date of this Agreement the UCC-l financing statements referred to in Section 2.01 or (y) a failure to publish on or prior to the Closing Date such notices reflecting the sale of the Home Equity Loans as are described in Section 3440.1(h) of the California Civil Code, then the Master Servicer shall repurchase or substitute for any adversely affected Home Equity Loan on the Business Day preceding the next Payment Date following the end of the Collection Period during which such foreclosure proceedings were commenced or such losses were suffered. Such repurchase or substitution shall be accomplished in the same manner and subject to the same conditions as set forth in Section 2.02. Upon making any such repurchase or substitution the Master Servicer shall be entitled to receive an instrument of assignment or transfer from the Indenture Trustee to the same extent as set forth in Section 2.02.

      (c) Upon the request of a Mortgagor or at the Master Servicer's own initiative, the Master Servicer (or the related Servicer on behalf of the Master Servicer) may waive, modify or vary any term of any Home Equity Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if:

                  (i) in the Master Servicer's (or such Servicer's) good faith determination such waiver, modification, postponement or indulgence will enhance recovery with respect to such Home Equity Loan; and

                  (ii) the Mortgagor is in default with respect to the Home Equity Loan, or such default is, in the judgment of the Master Servicer (or such Servicer) imminent.

      (d) Subject to subparagraph (e) below, in addition to the circumstances described under Section 3.01(c), the Master Servicer (or the related Servicer on behalf of the Master Servicer) may waive, modify or vary any term of any Home Equity Loan, if the purpose of such action is to reduce the likelihood of prepayment or of default of such Home Equity Loan, to increase the likelihood of repayment or repayment upon default of such Home Equity Loan, to increase the likelihood of repayment in full of or recoveries under such Home Equity Loan, or to otherwise benefit the Noteholders, the Insurer and the Transferor in respect of the Ownership Interest, all in the reasonable judgment of the Master Servicer.

      (e) Notwithstanding any provision in this Agreement to the contrary, the Master Servicer may not defer the scheduled monthly interest and principal payment on any Home Equity Loan that is not in default or (in the judgment of the Master Servicer (or the related Servicer on behalf of the Master Servicer)) for which default is not imminent unless (i) the Master Servicer elects to make a Skip-A-Pay Advance pursuant to subparagraph (f) below or (ii) each Rating Agency advises that as a result of such deferment the then current rating of the Notes without taking into account the existence of the Note Guaranty Insurance Policy will not be withdrawn, suspended or reduced; provided, however, that the Master Servicer may not defer the scheduled monthly payment on any Home Equity Loan in reliance on clause (i) above unless the Master Servicer determines, in its good faith judgment, that such Skip-A-Pay Advance will be recoverable from future payments on the Home Equity Loans.

      (f) If during any Collection Period the Master Servicer deferred the scheduled monthly payment on any Home Equity Loan that was not in default or for which default was not imminent in reliance on clause (i) of subparagraph (e) above, no later than 12:00 noon Chicago time on each Deposit Date, the Master Servicer shall deposit into the Collection Account an amount equal to the Skip-A-Pay Advance for such Collection Period. On each Payment Date, the Master Servicer shall be entitled to reimburse itself for all previously unreimbursed Skip-A-Pay Advances from funds on deposit in the Collection Account, before making any payments to Noteholders pursuant to Section 5.01, up to an amount equal to the Skip-A-Pay Reimbursement Amount on such Payment Date; provided, however, that the Skip-A-Pay Reimbursement Amount that the Master Servicer is entitled to receive on such Payment Date shall be reduced by the portion of such amount, if any, that was applied to reduce the amount of funds that the Master Servicer was required to deposit or to cause to be deposited into the Collection Account on the preceding Deposit Date pursuant to Section 3.02(b).

      (g) The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      (h) In the event that the rights, duties and obligations of the Master Servicer are terminated hereunder, any successor to the Master Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing subservicer arrangements with any Servicer or assume the terminated Master Servicer's rights under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

      (i) Any expenses incurred in connection with the actions described in
Section 3.01(a)(i) shall be borne by the Master Servicer in accordance with
Section 3.09, with no right of reimbursement; provided that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Home Equity Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trust, then any related expenses shall be reimbursable to the Master Servicer.

      Section 3.02 Collection of Certain Home Equity Loan Payments.

      (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to home equity loans in its servicing portfolio comparable to the Home Equity Loans. Consistent with, and without limiting the generality of, the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees that may be collected in the ordinary course of servicing the Home Equity Loans, (ii) arrange with a Mortgagor a schedule for the payment of delinquent amounts, so long as such arrangement is consistent with the Master Servicer's policies with respect to the home equity loans it owns, (iii) sell the Home Equity Loan at its fair market value to a third party for collection activity or (iv) treat a Home Equity Loan as current if the Mortgagor has made two scheduled payment (which, for the purposes of this Section 3.02(a)(iv) only, is in accordance with the Master Servicer's customary servicing practices and may be less than 100% of the scheduled payment) to cure the delinquency status of such Home Equity Loan.

      (b) The Master Servicer shall establish and maintain with the Indenture Trustee a separate trust account (the "Collection Account") titled "Bank One, National Association, as Indenture Trustee, in trust for the registered holders of Household Home Equity Loan Asset Backed Notes, Series 2002-2". In the event that a successor Indenture Trustee is appointed as provided in Section 6.8 of the Indenture, a new Collection Account shall be promptly established at and maintained by such successor Indenture Trustee, and the title of the new Collection Account shall be "[Successor Indenture Trustee], as Indenture Trustee, in trust for the registered holders of Household Home Equity Loan Asset Backed Notes, Series 2002-2", and any amounts in the old Collection Account shall be transferred to the new Collection Account. The Collection Account shall be an Eligible Account. No later than 12:00 noon Chicago time on each Deposit Date (or, if a Deposit Event has occurred and the Master Servicer has not provided credit enhancement reasonably acceptable to each of the Rating Agencies and, so long as no Insurer Default exists and is continuing, the Insurer, within two (2) Business Days following receipt thereof by the Servicers), the Master Servicer shall deposit or cause to be deposited into the Collection Account the following payments and collections received or made by it with respect to the Home Equity Loans (without duplication):

                  (i) Interest Collections (net of any Servicing Fee) on the Home Equity Loans;

                  (ii) Principal Collections on the Home Equity Loans;

                  (iii) Insurance Proceeds (including, for this purpose, any amount required to be paid by the Master Servicer pursuant to
                  Section 3.04 and excluding any portion thereof constituting Principal Collections); and

                  (iv) amounts required to be paid by the Master Servicer in connection with the termination of the Trust pursuant to
                  Section 8.01;

provided, however, that so long as a Deposit Event has not occurred (unless the Master Servicer has provided credit enhancement reasonably acceptable to each of the Rating Agencies and the Insurer), the amount of funds that the Master Servicer is required to deposit or to cause to be deposited into the Collection Account on or before such Deposit Date shall be reduced by the Skip-A-Pay Reimbursement Amount the Master Servicer is entitled to receive on the next Payment Date.

      The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, fees (including annual fees) or late charge penalties payable by Mortgagors, prepayment penalties, or amounts received by the Master Servicer or a Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items for the account of the related Servicer, if any, need not be deposited in the Collection Account.

      (c) The Indenture Trustee shall hold amounts deposited in the Collection Account as trustee for the Noteholders, the Insurer and the Transferor in respect of the Ownership Interest. In addition, the Master Servicer shall notify the Indenture Trustee in writing on each Determination Date of the amount of payments and collections to be deposited in the Collection Account with respect to the related Payment Date.

      (d) The Master Servicer may cause the institution maintaining the Collection Account to invest any funds in the Collection Account in Permitted Investments (including obligations of the Master Servicer or of any of its affiliates, if such obligations otherwise qualify as Permitted Investments), which shall mature or otherwise be available not later than the Business Day next preceding the Payment Date or on the Payment Date next following the date of such investment as long as such action does not result in a withdrawal or downgrading of the then current ratings on the Notes by the Rating Agencies without taking into account the existence of the Note Guaranty Insurance Policy (except that any investment in an obligation of the institution with which the Collection Account is maintained may mature on or before 12:00 noon, Chicago time, on such Payment Date) and shall not be sold or disposed of prior to its maturity. In the event the Indenture Trustee is at any time maintaining the Collection Account, any request by the Master Servicer to invest funds on deposit in the Collection Account shall be in writing, shall be delivered to the Indenture Trustee at or before 10:30 A.M., Chicago time, if such investment is to be made on such day, and shall certify that the requested investment is a Permitted Investment that matures at or prior to the time required hereby. Any such investment shall be registered in the name of or controlled by the Indenture Trustee as trustee hereunder or in the name of its nominee and to the extent such investments are certificated they shall be maintained in the


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

possession or control of the Indenture Trustee in the state of its Corporate Trust Office. Except as provided above, all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Collection Account by the Master Servicer out of its own funds immediately as realized.

      (e) The Indenture Trustee is hereby authorized to execute purchases and sales of Permitted Investments as directed by the Master Servicer through the facilities of its own trading or capital markets operations. The Indenture Trustee shall send to the Master Servicer statements reflecting the monthly activity for each such purchase and sale made for the preceding month. Although the Master Servicer recognizes that it may obtain a broker confirmation or written monthly statement containing comparable information at no additional cost, the Master Servicer hereby agrees that confirmations of investments are not required to be issued by the Indenture Trustee for each month in which a monthly statement is rendered. No statement need be rendered pursuant to the provision of this subsection if no activity occurred in the account for such month.

      Section 3.03 Withdrawals from the Collection Account.

      (a) The Indenture Trustee shall withdraw or cause to be withdrawn funds from the Collection Account for the following purposes:

                  (i) On each Payment Date, to make distributions and payments to the Insurer, Noteholders and the Transferor in respect of the Ownership Interest pursuant to Section 5.01;

                  (ii) From time to time, to make investments in Permitted Investments and to pay to the Master Servicer all income and gain earned in respect of Permitted Investments or on funds deposited in the Collection Account; (iii) To reimburse the Depositor or the Master Servicer to the extent permitted by
                  Section 6.03;

                  (iv) To withdraw any funds deposited in the Collection Account that were not required to be deposited therein or were deposited therein in error and to pay such funds to the appropriate Person;

                  (v) To pay to the party legally entitled by a final order of a court of competent jurisdiction in an insolvency proceeding an amount equal to any preference claim made with respect to amounts paid with respect to the Home Equity Loans; provided that, if any such amount is later determined not to be a preference by such court of competent jurisdiction and is returned to the Master Servicer or any Servicer, such amount shall be redeposited into the Collection Account by the Master Servicer;

                  (vi) to clear and terminate the Collection Account upon the termination of this Agreement and to pay any amounts remaining therein to the Transferor in respect of the Ownership Interest; and

                  (vii) to reimburse the Master Servicer for Skip-A-Pay Advances to the extent permitted by Section 3.01(f).

      (b) If the Master Servicer deposits in the Collection Account any amount not required to be deposited therein or credited thereto or any amount in respect of payments by Mortgagors made by checks subsequently returned for insufficient funds or other reason for non-payment, it may at any time withdraw such amount from the Collection Account pursuant to Section 3.03(a)(iv), and any such amounts shall not be included in Interest Collections and Principal Collections, any provision herein to the contrary notwithstanding. Any withdrawal or debit permitted by Section 3.03(a) may be accomplished by delivering an Officer's Certificate to the Indenture Trustee which describes the purpose of such withdrawal (including, without limitation, that any such amount was deposited in the Collection Account in error or, in the case of returned checks, that such amounts were properly debited, respectively). Upon receipt of any such Officer's Certificate, the Indenture Trustee shall withdraw such amount for the account of the Master Servicer. All funds deposited by the Master Servicer in the Collection Account shall be held by the Indenture Trustee in trust for the Noteholders, the Insurer and the Transferor in respect of the Ownership Interest, until disbursed in accordance with Section 5.01 or withdrawn or debited in accordance with this Section.

      Section 3.04 Maintenance of Hazard Insurance; Property Protection Expenses. Each Home Equity Loan requires that the borrower thereunder maintain hazard insurance naming the Master Servicer or the related Servicer as loss payee providing extended coverage in an amount which is at least equal to the lesser of (i) 100% of the insurable value of the Mortgaged Property or (ii) the combined principal balance owing on such Home Equity Loan and any mortgage loan senior to such Home Equity Loan from time to time. The Master Servicer represents and warrants that it or the applicable Seller verified the existence of such hazard insurance at the origination of the Home Equity Loan. The Master Servicer shall also maintain on property acquired upon foreclosure, or by grant of deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) 100% of the insurable value of the Mortgaged Property or (ii) the combined unpaid principal balance owing on such Home Equity Loan and any mortgage loans senior to such Home Equity Loans at the time of such foreclosure or grant of deed in lieu of foreclosure plus accrued interest thereon. Amounts collected by the Master Servicer under any such policies shall be deposited in the Collection Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Home Equity Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of Fannie Mae. The Master Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Home Equity Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. As to Mortgaged Properties acquired by the Master Servicer as provided herein, the Master Servicer may satisfy its obligation set forth in the first sentence of this Section 3.04 by self insuring Mortgaged Properties for which the aggregate unpaid principal balance of the related Home Equity Loans plus the outstanding balance of any mortgage loans senior to such Home Equity Loans at the time title was acquired, plus accrued interest (the "Combined Exposure"), was less than $500,000 (or such other amount as the Master Servicer may in good faith determine from time to time) and by causing hazard policies to be maintained with respect to Mortgaged Properties for which the Combined Exposure equals or exceeds the self insurance threshold established from time to time by the Master Servicer by maintaining a blanket policy consistent with prudent industry standards insuring against hazard losses on the Mortgaged Properties. Such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.04, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

      Section 3.05 Assumption and Modification Agreements. In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Master Servicer shall exercise or refrain from exercising its right to accelerate the maturity of such Home Equity Loan consistent with the then-current practice of the Master Servicer and without regard to the inclusion of such Home Equity Loan in the Trust and not in the Master Servicer's portfolio. If it elects not to enforce its right to accelerate or if it is prevented from doing so by applicable law, the Master Servicer (so long as such action conforms with the Master Servicer's underwriting standards at the time for new originations) is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable law, the Mortgagor remains liable thereon. The Master Servicer shall notify the Indenture Trustee that any assumption and modification agreement has been completed by delivering to the Indenture Trustee (with a copy to the Insurer) an Officer's Certificate certifying that such agreement is in compliance with this Section and by forwarding to the applicable Servicer on behalf of the Depositor or the Indenture Trustee, as applicable, the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. No change in the terms of the related Mortgage Note may be made by the Master Servicer in connection with any such assumption to the extent that such change would not be permitted to be made in respect of the original Mortgage Note pursuant to Section 3.01 unless the conditions specified in Section 3.01 are satisfied. Any fee collected by the Master Servicer for entering into any such agreement will be retained by the Master Servicer as additional servicing compensation.

      Section 3.06 Realization Upon Defaulted Home Equity Loans.

      (a) The Master Servicer (or the Master Servicer together with the related Seller as called for by the Home Equity Loan Purchase Agreement) shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Home Equity Loans as come into and continue in default when, in the opinion of the Master Servicer based upon the practices and procedures referred to in the following sentence, no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02; provided that if the Master Servicer has actual knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Master Servicer will not cause the Trust to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds. The Master Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds to pay Liquidation Expenses before any Net Liquidation Proceeds are deposited in the Collection Account.

      (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall (i) so long as at least two of Moody's, Standard & Poor's and Fitch assign a long-term unsecured debt rating to the Master Servicer of at least "Baa3", in the case of Moody's, "BBB", in the case of Fitch, and "BBB-" in the case of Standard & Poor's, be issued in the name of the related Servicer or (ii) if the rating requirements in clause (i) are not satisfied, be issued to the Indenture Trustee, or to its nominee on behalf of Noteholders.

      Section 3.07 [Reserved].

      Section 3.08 Indenture Trustee to Cooperate.

      (a) Upon any payment in full of the Principal Balance of any Home Equity Loan, the Master Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage or written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Indenture Trustee is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Home Equity Loan, the Indenture Trustee shall, upon request of the Master Servicer and delivery to the Indenture Trustee of a trust receipt signed by a Servicing Officer, release the related Mortgage File to the Master Servicer, and the Indenture Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Indenture

Trustee when the need therefor by the Master Servicer no longer exists unless the Home Equity Loan shall be liquidated, in which case, upon receipt of an Officer's Certificate of the Master Servicer, the trust receipt shall be released by the Indenture Trustee to the Master Servicer.

      (b) In order to facilitate the foreclosure of the Mortgage securing any Home Equity Loan that is in default following recordation of the assignments of Mortgage in accordance with the provisions hereof, the Indenture Trustee shall, if the Master Servicer so requests in writing and supplies the Indenture Trustee with appropriate forms therefor, assign such Home Equity Loan for the purpose of collection to the Master Servicer or to the related Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Home Equity Loan and deposit or credit the Net Liquidation Proceeds received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Home Equity Loan are paid by the Mortgagor and any other defaults are cured then the assignee for collection shall promptly reassign such Home Equity Loan to the Indenture Trustee and return it to the place where the related Mortgage File was being maintained.

      Section 3.09 Servicing Compensation; Payment of Certain Expenses by Master Servicer. The Master Servicer shall be entitled to receive the Servicing Fee as compensation for its services in connection with servicing the Home Equity Loans. The Servicing Fee for each Collection Period shall be paid to the Master Servicer out of Interest Collections prior to their deposit in the Collection Account and shall not be the responsibility or liability of the Trust, the Owner Trustee, the Indenture Trustee, the Insurer, the Noteholders or the Transferor in respect of the Ownership Interest. Additional servicing compensation in the form of late payment charges or other receipts not required to be deposited in the Collection Account shall be retained by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Owner Trustee, Delaware Trustee and Indenture Trustee fees, expenses and indemnifications due to the Indenture Trustee under Section 6.7 of the Indenture and all other fees and expenses not expressly stated hereunder to be for the account of the Noteholders and the Transferor in respect of the Ownership Interest) and shall not be entitled to reimbursement therefor except as specifically provided herein.

      Section 3.10 Annual Statement as to Compliance.

      (a) The Master Servicer will deliver to the Indenture Trustee and a copy to each of the Rating Agencies and the Insurer, on or before March 31 of each year, beginning March 31, 2003, an Officer's Certificate stating that (i) a review of the activities of the Master Servicer during the preceding calendar year (or in the case of the Officer's Certificate delivered in 2003, from the Closing Date) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its material obligations under this Agreement throughout such year (or in the case of the Officer's Certificate delivered in 2003, from the Closing Date), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such Officer's Certificate shall be provided by the Master Servicer to any Noteholder upon written request at the Master Servicer's expense.

      (b) The Master Servicer shall deliver to the Indenture Trustee and a copy to each of the Rating Agencies and the Insurer, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become a Master Servicer Termination Event.

      Section 3.11 Annual Servicing Report. On or before March 31 of each year, beginning March 31, 2003, the Master Servicer at its expense shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Master Servicer) to furnish a report to the Indenture Trustee and a copy to each of the Rating Agencies and the Insurer to the effect that such firm has examined certain documents and records relating to the servicing of home equity loans by the Master Servicer during the most recent calendar year (or in the case of the report delivered in 2003, from the Closing
Date) then ended under pooling and servicing agreements or sale and servicing agreements (including this Agreement) substantially similar to this Agreement and that such examination, which has been conducted substantially in compliance with the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development for use by independent public accountants (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

      Section 3.12 Access to Certain Documentation and Information Regarding the Home Equity Loans.

      (a) The Master Servicer and the Servicers shall provide to the Indenture Trustee, the Owner Trustee, the Insurer, the Transferor in respect of the Ownership Interest, the Noteholders that are federally insured savings and loan associations, the Office of Thrift Supervision, the successor to the Federal Home Loan Bank Board, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Home Equity Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or the Servicers. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

      (b) No later than the Determination Date preceding the related Payment Date, the Master Servicer shall supply information in such form as the Indenture Trustee shall reasonably request to the Indenture Trustee and the Paying Agent as is required in the Indenture Trustee's reasonable judgment to enable the Paying Agent or the Indenture Trustee, as the case may be, to make the required payments and to furnish the required reports to Noteholders and the Insurer on such Payment Date.

      Section 3.13 Maintenance of Certain Servicing Insurance Policies. The Master Servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae for Persons performing servicing for mortgage loans purchased by such association.

      Section 3.14 Reports to the Securities and Exchange Commission. The Master Servicer shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

      Section 3.15 [Reserved].

      Section 3.16 Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and Abandonments of Mortgaged Property. The Master Servicer shall prepare and deliver, or cause to be prepared, mailed and filed all federal and state information reports for the Home Equity Loans when and as required by all applicable state and federal income tax laws including, to the extent applicable, returns reporting a cancellation of indebtedness as prescribed by Section 6050P of the Code. In particular, with respect to the requirement under Section 6050J of the Code, to the effect that a lender shall be required to report foreclosures and abandonments of any mortgaged property for each year beginning in 2003, the Master Servicer shall prepare, mail and file in a timely fashion each year as required by law information statements in accordance with the reporting requirements imposed by
Section 6050J with respect to each instance occurring during the previous calendar year in which the Master Servicer or any Servicer (i) on behalf of the Indenture Trustee acquired an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Home Equity Loan or (ii) knew or had reason to know that any Mortgaged Property has been abandoned. The information statements from the Master Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by
Section 6050J of the Code.

      Section 3.17 Additional Covenants of HFC. HFC hereby agrees that:

      (a) it will maintain its books and records to clearly note the separate corporate existence of the Depositor, each Servicer and the Master Servicer;

      (b) the Depositor, the Servicers and HFC will share certain overhead expenses, although the amount the Depositor will be charged for such use will be based on actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to use;

      (c) separate financial records will be maintained to reflect the assets and liabilities of the Depositor, HFC and each Servicer, which financial records are and will be subject to audit by independent public accountants at the reasonable request of the Board of Directors of the Depositor, HFC or such Servicer, as the case may be;

      (d) except as permitted hereunder, there will be no commingling of the assets of the Depositor with the assets of HFC or any Servicer. All demand deposit accounts and other bank accounts of the Depositor will be maintained separately from those of HFC and the Servicers. Monetary transactions between the Depositor and HFC or any Servicer are and will continue to be properly reflected in their respective financial records;

      (e) HFC at all times will recognize, and will take all steps within its power to maintain, the corporate existence of the Depositor and Servicers as being separate and apart from its own corporate existence and will not refer to the Depositor or any Servicer as a department or division of HFC; and

      (f) Except as otherwise expressly provided herein, the Depositor and HFC will not guaranty or advance the proceeds for payment of any obligations of the Trust.

      Section 3.18 Servicing Certificate. Not later than each Determination Date, the Master Servicer shall deliver to the Indenture Trustee, the Paying Agent, the Insurer and each Rating Agency a Servicing Certificate containing the information set forth below with respect to the Home Equity Loans on an aggregate basis as of the end of the preceding Collection Period and such other information as the Indenture Trustee shall reasonably require (in written form or the form of computer readable media or such other form as may be agreed to by the Indenture Trustee, the Master Servicer and (so long as no Insurer Default exists and is continuing) the Insurer), together with an Officer's Certificate to the effect that such Servicing Certificate is true and correct in all material respects, stating the related Collection Period, Payment Date, the series number of the Notes, the date of this Agreement, and:

                  (i) the Available Payment Amount for such Payment Date, separately stating the amount of Interest Collections and Principal Collections;

                  (ii) the amount of the payments to Holders of the Notes for such Payment Date, separately stating the portions thereof allocable to interest and allocable to principal;

                  (iii) the amount of any Interest Carry Forward Amount and Supplemental Interest Amount for the Notes paid on such Payment Date and the amount of any Interest Carry Forward Amount or Supplemental Interest Amount for the Notes remaining after giving effect to the payments on such Payment Date;

                  (iv) the Note Principal Amount, the Pool Balance as reported in the prior Indenture Trustee's Statement to Noteholders or, in the case of the first

                  Determination Date, the Original Note Principal Amount and the Cut-Off Date Pool Balance;

                  (v) the number and aggregate Principal Balance of any Home Equity Loan purchased or substituted by the Depositor or the Master Servicer with respect to the related Collection Period pursuant to Section 2.02;

                  (vi) the number and aggregate Principal Balance of any Home Equity Loan purchased or substituted by the Depositor or the Master Servicer with respect to the related Collection Period pursuant to Section 2.04;

                  (vii) the number and aggregate Principal Balance of any Home Equity Loan purchased or substituted by the Depositor or the Master Servicer with respect to the related Collection Period pursuant to Section 3.01;

                  (viii) the number and aggregate Principal Balance of any Home Equity Loan that the Master Servicer has consented to the placement of a senior lien during the related Collection Period pursuant to Section 3.01(a);

                  (ix) the amount of any Substitution Adjustment Amounts for such Payment Date;

                  (x) the amount of the Insured Payments, if any, to be made on the related Payment Date;

                  (xi) the amount to be paid to the Transferor in respect of the Ownership Interest for the related Payment Date pursuant to
                  Section 5.01(a)(viii);

                  (xii) the Note Principal Amount after giving effect to the payment to be made on the related Payment Date;

                  (xiii) the Servicing Fee for the related Collection Period and any accrued amounts thereof that remain unpaid for previous Collection Periods;

                  (xiv) the amount of all payments or reimbursements to the Master Servicer pursuant to Sections 3.03;

                  (xv) the Overcollateralization Amount, the Interim Overcollateralization Amount, the Interim
                  Overcollateralization Deficiency, the Overcollateralization Release Amount, the Targeted Overcollateralization Amount, the Excess Cashflow and the Distributable Excess Cashflow for such Payment Date;

                  (xvi) the amount of Distributable Excess Cashflow to be paid to the Noteholders on such Payment Date pursuant to Section 5.01(a)(iv) on such Payment Date;

                  (xvii) the number of Home Equity Loans outstanding at the beginning and at the end of the related Collection Period;

                  (xviii) the Pool Balance as of the end of the related Collection Period;

                  (xix) the number and aggregate Principal Balances of Home Equity Loans (x) as to which the scheduled monthly payment is contractually delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, and (y) that have become REO, in each case as of the end of such Collection Period;

                  (xx) the unpaid principal amount of all Home Equity Loans that became Liquidated Home Equity Loans during such Collection Period;

                  (xxi) the Net Liquidation Proceeds received during such Collection Period;

                  (xxii) the Cumulative Realized Losses on the Home Equity
                  Loans;

                  (xxiii) the book value (within the meaning of 12 C.F.R.ss.
                  571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                  (xxiv) the Ninety Day-Plus Delinquency Percentage for the related Collection Period;

                  (xxv) the Ninety Day-Plus Rolling Average for such Payment
                  Date;

                  (xxvi) LIBOR for such Payment Date;

                  (xxvii) whether a Master Servicer Termination Event has occurred since the prior Determination Date, specifying each such Master Servicer Termination Event if one has occurred;

                  (xxviii) whether an Event of Default has occurred and is continuing;

                  (xxix) the Formula Rate, the Available Funds Cap and the Note Rate for such Payment Date;

                  (xxx) the amount of any Skip-A-Pay Advances for the related Collection Period;

                  (xxxi) the Skip-A-Pay Reimbursement Amount for such Payment Date;

                  (xxxii) the Cumulative Loss Percentage; and

                  (xxxiii) the sum of outstanding Principal Balances of the three largest Home Equity Loans as of the end of the related Collection Period.

      The Indenture Trustee shall conclusively rely upon the information contained in a Servicing Certificate for purposes of making payments pursuant to
Section 5.01, shall have no duty to inquire into such information and shall have no liability in so relying. The format and content of the Servicing Certificate may be modified by the mutual agreement of the Master Servicer, the Indenture Trustee and, so long as no Insurer Default exists and is continuing, the Insurer or as may be required by the rules and regulations of the Securities and Exchange Commission. The Master Servicer shall give notice of any such change to the Rating Agencies and the Insurer.


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

                                   ARTICLE IV

                                     INSURER

      Section 4.01 Claims upon the Note Guaranty Insurance Policy. (a) As soon as possible, and in no event later than 10:00 a.m. New York City time on the second Business Day immediately preceding the Payment Date, the Indenture Trustee shall furnish the Insurer, the Fiscal Agent and the Master Servicer with a completed notice in the form set forth as Exhibit A to the Note Guaranty Insurance Policy (the "Notice for Payment") in the event that the Insured Payment for such Payment Date is equal to an amount greater than zero. The Notice for Payment shall specify the amount of Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Note Guaranty Insurance Policy. Upon receipt of an Insured Payment on behalf of the Holders of the Notes under the Note Guaranty Insurance Policy, the Indenture Trustee shall deposit such Insured Payment in the Collection Account and shall distribute such Insured Payments pursuant to Section 5.01.

      (b) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of the Notes from moneys received under the Note Guaranty Insurance Policy. So long as no Insurer Default exists and is continuing, the Insurer shall have the right to inspect such records at reasonable times during normal business hours upon four Business Day's prior written notice to the Indenture Trustee.

      (c) If a payment to the Noteholders which is guaranteed pursuant to the Note Guaranty Insurance Policy is voided (a "Preference Amount") under any applicable bankruptcy, insolvency, receivership or similar law, and, as a result, the Indenture Trustee is required to return such voided payment, or any portion of such voided payment, made in respect of the Notes (an "Avoided Payment"), the Indenture Trustee shall furnish to the Insurer (i) a certified copy of a final nonappealable order of a court having competent jurisdiction ordering the recovery by a trustee in bankruptcy as a voidable preference amount included in previous payments under Section 5.01 of this Agreement to any Noteholder pursuant to the United States Bankruptcy Code, 11 U.S.C. ss.ss.101 et seq, as amended, (ii) an opinion of counsel satisfactory to the Insurer upon which the Insurer is entitled to rely, stating that such order is final and not subject to appeal, (iii) an assignment, in form reasonably satisfactory to the Insurer, irrevocably assigning to the Insurer all rights and claims of the Indenture Trustee, the Master Servicer and any Noteholder relating to or arising under the Home Equity Loans against the debtor which made such preference payment or otherwise with respect to such Preference Amount, (iv) a Notice for Payment appropriately completed and executed by the Indenture Trustee, and (v) appropriate instruments to effect (when executed by the affected party) the appointment of the Insurer as agent for the Indenture Trustee and any Noteholder in any legal proceeding relating to such preference payment being in the form satisfactory to the Insurer. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee directly (unless a Noteholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order in which case such payment shall be disbursed to the Beneficiary for payment to such Noteholder upon proof of such payment reasonably satisfactory to Insurer). The Indenture

Trustee is not permitted to make a claim on the Trust or on any Noteholder for payments made to any Noteholder which are characterized as preference payments by any bankruptcy court having jurisdiction over any bankrupt Mortgagor unless ordered to do so by such bankruptcy court.

      (d) Any amounts received by the Indenture Trustee pursuant to the Note Guaranty Insurance Policy in respect of the Notes shall be deposited to the Collection Account for payment pursuant to Section 5.01.

      Section 4.02 Effect of Payments by the Insurer; Subrogation. Anything herein to the contrary notwithstanding, solely for the purposes of determining the Insurer's reimbursement rights as subrogee, any payment with respect to principal of or interest on any of the Notes which are made with moneys received pursuant to the terms of the Note Guaranty Insurance Policy, but only to the extent that such payment has not been reimbursed to the Insurer pursuant to
Section 5.01(a)(v), shall not be considered payment of such Notes, as applicable, from the Trust and shall not result in the payment of or the provision for the payment of the principal of or interest on such Notes, as applicable, within the meaning of Section 5.01 herein. The Master Servicer and the Indenture Trustee acknowledge, and each Holder by its acceptance of a Note agrees, that without the need for any further action on the part of the Insurer, the Depositor, the Master Servicer, the Indenture Trustee or the Note Registrar
(a) to the extent the Insurer makes payments, directly or indirectly, on account of principal of or interest on any Notes to the Holders of such Notes, the Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest, as applicable, from the Trust in accordance with the priorities of payment set forth in Section 5.01, and (b) the Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

      So long as no Insurer Default exists and is continuing, the Indenture Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Insurer for action to preserve or enforce the Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders of the Notes as otherwise set forth herein.

      Section 4.03 Insurer's Rights Regarding Actions, Proceedings or Investigations. Until the Notes have been paid in full, all amounts owed to the Insurer have been paid in full, the Insurance Agreement has terminated and the Note Guaranty Insurance Policy has been returned to the Insurer for cancellation, so long as no Insurer Default exists and is continuing the following provisions shall apply:

      (a) Notwithstanding anything contained herein or in the other Transaction Documents to the contrary, the Insurer shall have the right to participate in, to direct the enforcement or defense of, and, at the Insurer's sole option, to institute or assume the defense of on behalf of the Trust, any action, proceeding or investigation that could adversely affect the Trust, or the rights or obligations of the Insurer hereunder or under the Note Guaranty Insurance Policy or this Agreement or the other Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Trust. Following notice to the Indenture Trustee and the


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

Owner Trustee, the Insurer shall have exclusive right to determine, in its sole discretion, the actions necessary to preserve and protect the Trust. All costs and expenses of the Insurer in connection with such action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Insurer or the Insurer's interests, shall be included in Reimbursement Amount.

      (b) In connection with any action, proceeding or investigation that could adversely affect the Trust or the rights or obligations of the Insurer hereunder or under the Note Guaranty Insurance Policy, this Agreement or the other Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Trust, the Trust hereby agrees to cooperate with, and to take such action as directed by, the Insurer, including (without limitation) entering into such agreements and settlements as the Insurer shall direct, in its sole discretion, without the consent of any Noteholders and the Transferor. Notwithstanding any other provision herein or in any of the other Transaction Documents, the Trust shall not require any bond or indemnification from any Person for taking of any action at the direction of the Insurer, and the Owner Trustee shall not be liable to the Insurer or any Noteholders and the Transferor for any such action that conforms to the direction of the Insurer. The Owner Trustee's reasonable out-of-pocket costs and expenses (including attorneys' fees and expenses) with respect to any such action shall be reimbursed pursuant to Section 8.1 of the Trust Agreement.

      (c) Any judgment or settlement entered against or affecting the Trust or the Owner Trustee, on behalf of the Noteholders, in connection with any action, proceeding or investigation shall be paid by the Trust pursuant to Section 5.01.

      (d) The Trust hereby agrees to provide to the Insurer prompt written notice of any action, proceeding or investigation that names the Trust or the Owner Trustee as a party or that could adversely affect the Trust or the rights or obligations of the Insurer hereunder or under the Note Guaranty Insurance Policy, this Agreement or the other Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Master Servicer, the Depositor, any of the Servicers, the Trust or any affiliate thereof.

      (e) Notwithstanding anything contained herein or in any of the other Transaction Documents to the contrary, neither the Trust nor the Owner Trustee shall, without the Insurer's prior written consent (which shall not be unreasonably withheld) or unless directed by the Insurer, undertake or join any litigation or agree to any settlement of any action, proceeding or investigation affecting the Trust or the rights or obligations of the Insurer hereunder or under the Note Guaranty Insurance Policy or the Transaction Documents.

      (f) Each Noteholder, by acceptance of its Note, the Trust, and the Owner Trustee agree that Insurer shall have such rights as set forth in this Section, which are in addition to any rights of the Insurer pursuant to the other provisions of the Transaction Documents, that the rights set forth in this Section may be exercised by the Insurer, in its sole discretion, without the need for the consent or approval of any Noteholder, the Trust or the Owner Trustee, notwithstanding any other provision contained herein or in any of the other Transaction

Documents, and that nothing contained in this Section shall be deemed to be an obligation of the Insurer to exercise any of the rights provided for herein.

                                   ARTICLE V

                       PRIORITY OF PAYMENTS; STATEMENTS TO
                       NOTEHOLDERS; RIGHTS OF NOTEHOLDERS

      Section 5.01 Payments.

      (a) Payments of Interest and Principal Collections. Pursuant to Section
3.1 of the Indenture, on each Payment Date, the Indenture Trustee, with respect to the Notes, and the Paying Agent, with respect to the Ownership Interest, shall distribute out of the Collection Account, to the extent of the Available Payment Amount (except that amounts paid under the Note Guaranty Insurance Policy shall only be available for payment to Noteholders), the following amounts and in the following order of priority to the following Persons (based on the information set forth in the Servicing Certificate):

                  (i) to the Insurer, the Premium Amount (to the extent not previously paid by the Master Servicer);

                  (ii) to the holders of the Notes, an amount equal to the Interest Payment Amount for the Notes for such Payment Date;

                  (iii) to the holders of the Notes, the Principal Payment Amount for such Payment Date until the Note Principal Amount has been reduced to zero;

                  (iv) to the holders of the Notes, to the extent of the Available Payment Amount remaining, the Distributable Excess Cashflow for such Payment Date until the Note Principal Amount has been reduced to zero;

                  (v) to the Insurer, any Reimbursement Amounts due and owing to the Insurer under the Insurance Agreement;

                  (vi) to the Notes, the Supplemental Interest Amount for such Payment Date;

                  (vii) to the Owner Trustee on behalf of the Trust, an amount sufficient to pay any judgment or settlement affecting the Trust; and

                  (viii) to the Transferor in respect of the Ownership Interest, the balance provided, however, that on any Payment Date after the earlier of (i) the date on which the first auction conducted by the Indenture Trustee pursuant to Section 8.01(c) does not produce any bid at least equal to the Termination Price or (ii) the June 2012 Payment Date, any remaining amount available for payment pursuant to this Section 5.01(a)(viii) shall instead be paid to the Notes in reduction of the Note Principal Amount;


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

provided, that in the event that on a Payment Date an Insurer Default shall have occurred and be continuing, then the priorities of payments described above will be adjusted such that payments of any amounts to be paid to the Insurer will not be paid until the full amount of interest and principal in accordance with clauses (ii) through (iv) above that are due and required to be paid by the Issuer on the Notes on such Payment Date have been paid; provided, further that so long as an Insurer Default has occurred and is continuing the Premium Amount shall be zero; provided, further, that on the Final Payment Date, the amount to be paid pursuant to clause (iii) above shall be equal to the Note Principal Amount immediately prior to such Payment Date; and provided, further, that if the Indenture Trustee collects any money or property pursuant to Article V of the Indenture, the Indenture Trustee and the Paying Agent shall pay out the money or property as provided in Section 5.4(b) of the Indenture.

      (b) Method of Payment. The Indenture Trustee shall make payments in respect of a Payment Date to each Noteholder of record on the related Record Date (other than as provided in Section 8.01 respecting the final payment) by check or money order mailed to such Noteholder at the address appearing in the Note Register, or upon written request by a Noteholder delivered to the Indenture Trustee at least five Business Days prior to such Record Date, by wire transfer (but only if such Noteholder is the Depository or such Noteholder owns of record one or more Notes having principal denominations aggregating at least $1,000,000), or by such other means of payment as such Noteholder and the Indenture Trustee shall agree. Payments among Noteholders shall be made in proportion to the Percentage Interests evidenced by the Notes held by such Noteholders. The Indenture Trustee, acting in its capacity as Paying Agent, shall make payments in respect of a Payment Date to the Transferor of record on the related Record Date, in respect of the Ownership Interest by wire transfer or by such other means of payment as the Transferor and the Paying Agent shall agree.

      (c) Payments on Book-Entry Notes. Each payment with respect to a Book-Entry Note shall be paid to the Depository, which shall credit the amount of such payment to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payment to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. All such credits and disbursements with respect to a Book-Entry Note are to be made by the Depository and the Depository Participants in accordance with the provisions of the Notes. None of the Indenture Trustee, the Paying Agent, the Note Registrar, the Insurer, the Trust or the Master Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

      Section 5.02 Calculation of LIBOR and the Formula Rate.

      (a) Calculation of the Formula Rate. On or prior to each LIBOR Determination Date, the Indenture Trustee shall determine the applicable Formula Rate for the related Payment Date.

      (b) Calculation of LIBOR. Until the Principal Balance of each of the Notes has been reduced to zero, the Indenture Trustee shall establish LIBOR on each LIBOR Determination Date as follows:

                  (i) If on such LIBOR Determination Date a rate for United States dollar deposits for one month appears on the Dow Jones Telerate System, page 3750, LIBOR for the next Accrual Period shall be equal to such rate as of 11:00 A.M., London time;

                  (ii) If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Master Servicer), the rate shall be determined as follows:

                              (x) The Indenture Trustee on the LIBOR
                        Determination Date will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Indenture Trustee, to provide the Indenture Trustee with its offered quotation for deposits in United States dollars for the upcoming one-month period, commencing on the second LIBOR Business Day immediately following such LIBOR Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m. London time on such LIBOR Determination Date and in a principal amount that is representative for a single transaction in United States dollars in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Determination Date will be the arithmetic mean of such quotations.

                              (y) If fewer than two quotations are provided,
                        LIBOR determined on such LIBOR Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. in New York City on such LIBOR Determination Date by three major banks in New York City selected by the Indenture Trustee for one-month United States dollar loans to leading European banks, in a principal amount that is representative for a single transaction in United States dollars in such market at such time; provided, however, that if the banks so selected by the Indenture Trustee are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Determination Date will continue to be LIBOR as then currently in effect on such LIBOR Determination Date.

                  (iii) The establishment of LIBOR on each LIBOR Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of


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

                  interest applicable to the Notes for the related Accrual Period shall (in the absence of manifest error) be final and binding. The Indenture Trustee shall, upon determination of LIBOR for the relevant Accrual Period, inform the Master Servicer (at the facsimile number given to the Indenture Trustee in writing) of such rates.

      Section 5.03 Statements to Noteholders. (a) On each Payment Date, the Indenture Trustee shall deliver a copy of the applicable Servicing Certificate delivered to the Indenture Trustee pursuant to Section 3.18 to each Noteholder (other than entries (xxii), (xxix) and (xxx) below, which shall only be delivered to the Insurer) concurrently with each payment to Noteholders (the "Indenture Trustee's Statement to Noteholders") containing the information set forth below with respect to such Payment Date:

                  (i) the Available Payment Amount for such Payment Date, separately stating the amount of Interest Collections and Principal Collections;

                  (ii) the amount of the payments to Holders of the Notes for such Payment Date, separately stating the portions thereof allocable to interest and allocable to principal;

                  (iii) the amount of any Interest Carry Forward Amount and Supplemental Interest Amount for the Notes paid on such Payment Date and the amount of any Interest Carry Forward Amount or Supplemental Interest Amount for the Notes remaining after giving effect to the payments on such Payment Date;

                  (iv) the Note Principal Amount, the Pool Balance as reported in the prior Indenture Trustee's Statement to Noteholders or, in the case of the first Determination Date, the Original Note Principal Amount and the Cut-Off Date Pool Balance;

                  (v) the number and aggregate Principal Balance of any Home Equity Loans purchased by the Depositor or the Master Servicer with respect to the related Collection Period pursuant to Sections 2.02, 2.04 and 3.01;

                  (vi) the amount of any Substitution Adjustment Amounts for such Payment Date;

                  (vii) the amount of the Insured Payment, if any, to be made on the related Payment Date;

                  (viii) the amount to be paid to the Transferor in respect of the Ownership Interest for the related Payment Date pursuant to Section 5.01(a)(viii);

                  (ix) the Note Principal Amount after giving effect to the payment to be made on the related Payment Date;

                  (x) the Servicing Fee for the related Collection Period and any accrued amounts thereof that remain unpaid for previous Collection Periods;

                  (xi) the amount of all payments or reimbursements to the Master Servicer pursuant to Sections 3.03;

                  (xii) the Overcollateralization Amount, the Interim Overcollateralization Amount, the Interim
                  Overcollateralization Deficiency, the Overcollateralization Release Amount, the Targeted Overcollateralization Amount, the Excess Cashflow and the Distributable Excess Cashflow for such Payment Date;

                  (xiii) the amount of Distributable Excess Cashflow to be paid to the Noteholders on such Payment Date pursuant to Section 5.01(a)(iv) on such Payment Date;

                  (xiv) the number of Home Equity Loans outstanding at the beginning and at the end of the related Collection Period;

                  (xv) the Pool Balance as of the end of the related Collection Period;

                  (xvi) the number and aggregate Principal Balances of Home Equity Loans (x) as to which the scheduled monthly payment is contractually delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, and (y) that have become REO, in each case as of the end of such Collection Period;

                  (xvii) the unpaid principal amount of all Home Equity Loans that became Liquidated Home Equity Loans during such Collection Period;

                  (xviii) the Net Liquidation Proceeds received during such Collection Period;

                  (xix) the Cumulative Realized Losses on the Home Equity Loans;

                  (xx) the book value (within the meaning of 12 C.F.R.ss. 571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                  (xxi) the Ninety Day-Plus Delinquency Percentage for the related Collection Period;

                  (xxii) the Ninety Day-Plus Rolling Average for such Payment Date;

                  (xxiii) LIBOR for such Payment Date;


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

                  (xxiv) whether a Master Servicer Termination Event has occurred since the prior Determination Date, specifying each such Master Servicer Termination Event if one has occurred;

                  (xxv) whether an Event of Default has occurred and is continuing;

                  (xxvi) the Formula Rate, the Available Funds Cap and the Note Rate for such Payment Date;

                  (xxvii) the amount of any Skip-A-Pay Advances for the related Collection Period;

                  (xxviii) the Skip-A-Pay Reimbursement Amount for such Payment Date;

                  (xxix) the Cumulative Loss Percentage; and

                  (xxx) the sum of outstanding Principal Balances of the three largest Home Equity Loans as of the end of the related Collection Period.

      In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed, in a separate section of the report, as a dollar amount for each Note for each $1,000 original dollar amount as of the Cut-Off Date.

      To the extent that there are inconsistencies between the telecopy of the Indenture Trustee's Statement to Noteholders and the hard copy thereof, the Master Servicer may rely upon the latter.

      The Indenture Trustee will make the reports referred to in this section (and, at its option, any additional files containing the same information in an alternative format) available each month to Noteholders and other parties to this Agreement via the Indenture Trustee's website, which is presently located at www.abs.bankone.com. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Indenture Trustee at (800) 524-9472. The Indenture Trustee shall have the right to change the way the reports referred to in this section are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Noteholders. The Indenture Trustee shall provide timely and adequate notification to all above parties and to the Noteholders regarding any such change.

      (b) The Indenture Trustee shall prepare or cause to be prepared (in a manner consistent with the treatment of the Notes as indebtedness of the Trust, or as may be otherwise required by Section 3.16 herein) Internal Revenue Service Form 1099 (or any successor form) and any other tax forms required to be filed or furnished to Noteholders in respect of payments by the Indenture Trustee (or the Paying Agent) on the Notes and shall file and distribute such forms as required by law.

      (c) Reports and computer tapes furnished by the Master Servicer pursuant to this Agreement shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except to the extent provided in this Agreement and to the extent required by law or to the Rating Agencies, the Depositor, the Insurer's reinsurers, parent, regulators, liquidity providers and auditors and to the extent the Seller instructs the Indenture Trustee in writing to furnish information regarding the Trust or the Home Equity Loans to third-party information providers. No Person entitled to receive copies of such reports or tapes or lists of Noteholders shall use the information therein for the purpose of soliciting the customers of the Seller or for any other purpose except as set forth in this Agreement.


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

                                   ARTICLE VI

                      THE MASTER SERVICER AND THE DEPOSITOR

      Section 6.01 Liability of the Master Servicer and the Depositor. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

      Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer or the Depositor. Any corporation into which the Master Servicer or Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Master Servicer or the Depositor, shall be the successor of the Master Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto so long as such entity is investment grade rated, anything herein to the contrary notwithstanding.

      Section 6.03 Limitation on Liability of the Master Servicer, the Depositor and Others. None of the Master Servicer, the Depositor, or any director, officer, employee or agent of the Master Servicer or the Depositor shall be under any liability to the Trust or the Noteholders for any action taken or for refraining from the taking of any action by the Master Servicer or the Depositor, as applicable, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer, the Depositor or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder, and that this provision shall not be construed to entitle the Master Servicer to indemnity in the event that amounts advanced by the Master Servicer to retire any senior Lien exceed Net Liquidation Proceeds realized with respect to the related Home Equity Loan. The Master Servicer, the Depositor and any director, officer, employee or agent of the Master Servicer or the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer, the Depositor and any director, officer, employee or agent of the Master Servicer or the Depositor shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense related to any specific Home Equity Loan or Home Equity Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Master Servicer nor the Depositor shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer or the Depositor may, in its sole discretion, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Noteholders and the Insurer hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom and any claims by the Master Servicer or the Depositor hereunder for indemnification shall be expenses, costs and liabilities of the Trust, and the Master Servicer or the Depositor, as the case may be, shall be entitled to be reimbursed therefor and indemnified pursuant to the terms hereof from amounts deposited in the Collection Account as provided by Section 3.03. The Master Servicer's and the Depositor's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Master Servicer pursuant to Section 6.04 or
7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). The Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Noteholder or the Insurer for any amounts paid by the Master Servicer pursuant to any provision of this Agreement.

      Section 6.04 Master Servicer Not to Resign. Subject to the provisions of
Section 6.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor servicer to the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Indenture Trustee and, so long as no Insurer Default exists and is continuing, the Insurer; (b) each Rating Agency shall have confirmed to the Indenture Trustee that the appointment of such proposed successor servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then-current rating of the Notes without taking into account the existence of the Note Guaranty Insurance Policy; and (c) such proposed successor servicer has agreed in writing to assume the obligations of Master Servicer hereunder and the Master Servicer has delivered to the Indenture Trustee and the Insurer an Opinion of Counsel to the effect that all conditions precedent to the resignation of the Master Servicer and the appointment of and acceptance by the proposed successor servicer have been satisfied; provided, however, that in the case of clause (i) above no such resignation by the Master Servicer shall become effective until the Indenture Trustee shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Indenture Trustee shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Master Servicer. Any such determination permitting the resignation of the Master Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Insurer.

      Section 6.05 Delegation of Duties. In the ordinary course of business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those


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with which the Master Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04. The Master Servicer shall provide each Rating Agency, the Insurer and the Indenture Trustee with written notice prior to the delegation of any of its duties to any Person other than any of the Master Servicer's Affiliates or their respective successors and assigns.


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                                  ARTICLE VII

                           MASTER SERVICER TERMINATION

      Section 7.01 Master Servicer Termination Events.

      If any one of the following events ("Master Servicer Termination Events") shall occur and be continuing:

      (a) Any failure by the Master Servicer to deposit in the Collection Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Indenture Trustee or the Depositor, or to the Master Servicer, the Depositor and the Indenture Trustee by (i) the Insurer, so long as no Insurer Default exists and is continuing, or (ii) during the existence of an Insurer Default, the Majority Noteholder (without the consent of the Insurer so long as an Insurer Default is continuing); or

      (b) Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Notes or in this Agreement, which failure (A) materially and adversely affects the interests of Noteholders or, so long as no Insurer Default exists and is continuing, the Insurer and (B) continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or the Depositor, or to the Master Servicer, the Depositor and the Indenture Trustee by (i) the Insurer, so long as no Insurer Default exists and is continuing, or (ii) during the existence of an Insurer Default, the Majority Noteholder (without the consent of the Insurer so long as an Insurer Default is continuing); or

      (c) The entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

      (d) The consent by the Master Servicer to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (e) the Ninety Day-Plus Rolling Average exceeds 7.00% of the Pool Balance as of the end of the related Collection Period; or


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

      (f) the Servicer Loss Test is not satisfied;

then, and in each and every case, so long as a Master Servicer Termination Event shall not have been remedied by the Master Servicer, either the Indenture Trustee, the Insurer, so long as no Insurer Default is continuing or the Depositor may, and at the direction of (i) the Insurer, so long as no Insurer Default is existing, or (ii) the Majority Noteholder (without the consent of the Insurer so long as Insurer Default exists and is continuing), the Indenture Trustee shall, by notice then given in writing to the Master Servicer, the Depositor, the Insurer and the Indenture Trustee, as applicable, terminate all of the rights and obligations of the Master Servicer as master servicer under this Agreement; provided, however, that the responsibilities and duties of the initial Master Servicer with respect to the purchase of Home Equity Loans pursuant to Sections 2.02, 2.04(c) and 3.01 shall not terminate. Any such notice to the Master Servicer shall also be given to each Rating Agency. On or after the receipt by the Master Servicer of such written notice, all authority and power of, and all benefits accruing to, the Master Servicer under this Agreement, whether with respect to the Notes or the Home Equity Loans or otherwise, shall pass to and be vested in the Indenture Trustee or, if a successor Master Servicer has been appointed under Section 7.02, such successor Master Servicer pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Home Equity Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts that shall at the time be held by the terminated Master Servicer and to be deposited by it in the Collection Account, or that have been deposited by the terminated Master Servicer in the Collection Account or thereafter received by the terminated Master Servicer with respect to the Home Equity Loans, and the recordation of Assignments of Mortgages to the Trust if MERS is not the mortgagee of a Home Equity Loan or otherwise in accordance with
Section 7.02(c).

      Notwithstanding the foregoing, a delay in or failure of performance under
Section 7.01(a) for a period of five (5) Business Days or under Section 7.01(b) for a period of sixty (60) days, shall not constitute a Master Servicer Termination Event if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God, acts of declared or undeclared war, public disorder, terrorism, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Master Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement, and the Master Servicer shall provide the Indenture Trustee, the Depositor, the Insurer and the Noteholders with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Master Servicer shall immediately notify the Indenture Trustee, the Insurer and each Rating Agency in writing of any Master Servicer Termination Events.


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

      Section 7.02 Indenture Trustee to Act; Appointment of Successor.

      (a) On and after the time the Master Servicer receives a notice of resignation or termination pursuant to Section 6.04 or 7.01, the Indenture Trustee shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of HFC as Master Servicer with respect to the purchase of the Home Equity Loans pursuant to Sections 2.02, 2.04(c) and 3.01 shall not terminate. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution or other mortgage loan or home equity loan servicer having all licenses and permits required in order to perform its obligations hereunder and a net worth of not less than $50,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that the appointment of any such successor Master Servicer will not result in the qualification, reduction or withdrawal of the then-current rating assigned to the Notes by the Rating Agencies without taking into account the existence of the Note Guaranty Insurance Policy, as evidenced by a writing to such effect delivered to the Indenture Trustee and the Insurer, and (so long as no Insurer Default exists and is continuing) any successor Master Servicer appointed hereunder shall be reasonably acceptable to the Insurer, as evidenced in writing to the Indenture Trustee, the Depositor and the successor Master Servicer by the Insurer. Pending appointment of a successor to the Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Home Equity Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.09 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      (b) Any successor, including the Indenture Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer (i) continue to service and administer the Home Equity Loans for the benefit of Noteholders and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to
Section 3.13. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer (including, without limitation, any deductible under an insurance policy pursuant to Section 3.04), nor shall any successor Master Servicer be liable for any acts or omissions of the


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

predecessor Master Servicer or for any breach by such Master Servicer or the Depositor of any of their representations or warranties contained herein or in any related document or agreement.

      (c) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Home Equity Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trust and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Home Equity Loan or servicing of such Home Equity Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (c). The successor Master Servicer shall cause such assignment to be delivered to the Indenture Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

      Section 7.03 Waiver of Defaults. So long as no Insurer Default exists and is continuing, the Insurer, or the Majority Noteholder with the consent of the Insurer (which consent shall not be unreasonably withheld), may, on behalf of all Noteholders, waive any events permitting removal of the Master Servicer as master servicer pursuant to this Article VIII, provided, however, that the Insurer and the Majority Noteholder may not waive a default in making a required payment on a Note without the consent of the Holder of such Note. Upon any waiver of a past default, such default shall cease to exist and any Master Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Rating Agencies.

      Section 7.04 Notification to Noteholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VII or Section 6.04 above, the Indenture Trustee shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register, the Insurer and each Rating Agency.


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

                                  ARTICLE VIII

                                   TERMINATION

      Section 8.01 Termination.

      (a) The respective obligations and responsibilities of the Depositor, the Seller, the Master Servicer, the Trust and the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make certain payments to Noteholders after the Final Payment Date and the obligation of the Master Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Indenture Trustee of the later of (A) payment in full of all amounts owing to the Insurer unless the Insurer shall otherwise consent and (B) the earliest of (i) the final payment or other liquidation of the last Home Equity Loan remaining in the Trust; (ii) the sale of the Home Equity Loans as described in Section 10.2 of the Indenture and the corresponding redemption of the Notes, (iii) the optional purchase by the Master Servicer of the Home Equity Loans as described below and (iv) the Payment Date in April 2032. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the date of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

      (b) The Master Servicer may, at its option, terminate this Agreement on any Payment Date on or after the Payment Date on which the Note Principal Amount is less than or equal to 15% of the Original Note Principal Amount by purchasing, on the next succeeding Payment Date, all of the outstanding Home Equity Loans and REO Properties at a price (the "Termination Price") equal the greatest of (A) the sum of (x) 100% of the Principal Balance of each Home Equity Loan (other than any Home Equity Loan as to which title to the underlying Mortgaged Property has been acquired and whose fair market value is included pursuant to clause (y) below) as of the first day of the Collection Period preceding the Payment Date upon which the proceeds of any repurchase are to be paid and (y) the fair market value of such acquired property (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Noteholders pursuant to Section 8.01(e)) plus, in each case, one month's interest at the applicable Net Loan Rate on the Principal Balance of each Home Equity Loan (including any Home Equity Loan as to which title to the underlying Mortgaged Property has been acquired), (B) the aggregate fair market value (as determined by the Master Servicer as of the close of business on such third preceding Business Day) of all of the assets of the Trust, and (C) the Note Principal Amount, together with any unpaid Interest Carry Forward Amounts and Supplemental Interest Amounts, plus one month's interest on such Note Principal Amount and any unpaid Interest Carry Forward Amounts and Supplemental Interest Amounts at the Note Rate, plus all Reimbursement Amounts due and owing to the Insurer.

      Any such purchase shall be accomplished by deposit into the Collection Account on the Determination Date before such Payment Date of the Termination Price.


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

      (c) If the Master Servicer does not repurchase all of the Home Equity Loans pursuant to Section 8.01(b) above within three (3) months of the first Payment Date upon which such repurchase option may occur, then promptly on the following Payment Date the Indenture Trustee shall begin a process for soliciting bids in connection with an auction of the Home Equity Loans. The Indenture Trustee shall provide the Master Servicer written notice of such auction at least ten (10) Business Days prior to the date bids must be received in such auction (the "Auction Date"). The auction shall be conducted as follows:

            (i) If at least two bids are received, the Indenture Trustee shall solicit and resolicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The Indenture Trustee shall accept the highest of such remaining bids if it is equal to or in excess of the Termination Price. If less than two bids are received or the highest bid after the resolicitation process is completed is not equal to or in excess of the Termination Price, the Indenture Trustee shall not consummate such sale. If a bid equaling the Termination Price is received, then the Indenture Trustee may, and if so requested by the Master Servicer shall, consult with a financial advisor, which may be an underwriter of the Notes, to determine if the fair market value of the Home Equity Loans and related property has been offered.

            (ii) If the first auction conducted by the Indenture Trustee does not produce any bid at least equal to the Termination Price, then the Indenture Trustee shall, beginning on the Payment Date occurring approximately three months after the Auction Date for the failed first auction, commence another auction in accordance with the requirements of this subsection (c). If such second auction does not produce any bid at least equal to the Termination Price, then the Indenture Trustee shall, beginning on the Payment Date occurring approximately three months after the Auction Date for the failed second auction, commence another auction in accordance with the requirements of this subsection (c), and shall continue to conduct similar auctions approximately every three months thereafter until the earliest of (i) delivery by the Master Servicer of notice of exercise of its repurchase option pursuant to Section 8.01(b) above, (ii) receipt by the Indenture Trustee of a bid meeting the conditions specified in the preceding paragraph, or (iii) the Payment Date on which the Principal Balance of all the Home Equity Loans is reduced to zero.

      (d) If the Indenture Trustee receives a bid meeting the conditions specified in this subsection (c), then the Indenture Trustee shall release to the winning bidder, upon payment of the bid purchase price, the Mortgage Files pertaining to the Home Equity Loans being purchased and take such other actions as the winning bidder may reasonably request to effect the transfer of the Home Equity Loans to the winning bidder.

      (e) Notice of any termination, specifying the Payment Date (which shall be a date that would otherwise be a Payment Date) upon which the Noteholders may surrender their Notes to the Indenture Trustee for payment of the final payment and cancellation, shall be given promptly by the Indenture Trustee (upon receipt of written directions from the Master Servicer,


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

if the Master Servicer is exercising its right to transfer of the Home Equity Loans, given not later than the first day of the month preceding the month of such final payment) to the Insurer and to the Master Servicer by letter to the Noteholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final payment specifying (i) the Payment Date upon which final payment of the Notes will be made upon presentation and surrender of Notes at the office or agency of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office or agency of the Indenture Trustee therein specified.

      (f) Upon presentation and surrender of the Notes, the Indenture Trustee shall cause to be paid to the Holders of the Notes on the Payment Date for such final payment, in proportion to the Percentage Interests of their respective Notes and to the extent that funds are available for such purpose, an amount equal to the amount required to be paid to Noteholders pursuant to Section 5.01 for such Payment Date. On the final Payment Date prior to having made the payments called for above, the Indenture Trustee shall, based upon the information set forth in the Servicing Certificate for such Payment Date, withdraw from the Collection Account and remit to the Insurer the lesser of (x) the amount available for payment on such final Payment Date, net of any portion thereof necessary to pay the Noteholders pursuant to Section 5.01(a) and due and unpaid Skip-A-Pay Advances and Servicing Fees, and (y) the unpaid amounts due and owing to the Insurer pursuant to the Insurance Agreement.

      (g) In the event that all of the Noteholders shall not surrender their Notes for final payment and cancellation on or before such final Payment Date, the Indenture Trustee shall promptly following such date cause all funds in the Distribution Account not paid in final payment to Noteholders, to be withdrawn therefrom and credited to the remaining Noteholders by depositing such funds in a separate escrow account for the benefit of such Noteholders, and the Master Servicer (if the Master Servicer has exercised its right to purchase the Home Equity Loans) or the Indenture Trustee (in any other case) shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final payment with respect thereto. If within nine months after the second notice all the Notes shall not have been surrendered for cancellation, (i) all unclaimed funds will be paid to the Insurer to the extent such funds represent reimbursement of a Reimbursement Amount and (ii) the Ownership Interest will be entitled to all remaining unclaimed funds and other assets which remain subject hereto, and the Indenture Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Noteholders shall look to the holder of the Ownership Interest for payment.

      (h) Upon payment of all amounts owed under the Note Guaranty Insurance Policy and cancellation of the Notes, the Indenture Trustee shall provide the Insurer notice of cancellation of the Notes and surrender the Note Guaranty Insurance Policy to the Insurer.


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

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

      Section 9.01 Amendment.

      (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Trust and the Indenture Trustee by written agreement, without the consent of any of the Noteholders, but, so long as no Insurer Default exists and is continuing, only with the consent of the Insurer (which consent shall not be unreasonably withheld) (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein that may be inconsistent with any other provisions herein or to correct any error, (iii) to add to the duties of the Depositor, the Indenture Trustee or the Master Servicer, (iv) to add, amend or modify any other provisions with respect to matters or questions arising under this Agreement or the Note Guaranty Insurance Policy, as the case may be, which shall not be inconsistent with the provisions of this Agreement, (v) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating agency in order to maintain or improve any rating of the Notes (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Indenture Trustee, the Depositor nor the Master Servicer is obligated to obtain, maintain or improve any such rating), (vi) to comply with any requirement imposed by changes in accounting policies that do not materially impact the Notes, or (vii) to comply with any requirements imposed by the Code; provided, however, that as evidenced by an Opinion of Counsel (at the expense of the party requesting such amendment) in each case (other than a case arising under clause (vi) or (vii)) such action shall not adversely affect in any material respect the interest of any Noteholder or (so long as no Insurer Default exists and is continuing) the Insurer, and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Noteholder or (so long as no Insurer Default exists and is continuing) the Insurer, and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from the Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Notes without regard to the Note Guaranty Insurance Policy.

      (b) This Agreement also may be amended from time to time by the Master Servicer, the Depositor, the Trust and the Indenture Trustee, with the consent of the Majority Noteholder, and (so long as no Insurer Default exists and is continuing) with the consent of the Insurer (which consent shall not be unreasonably withheld), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Transferor in respect of the Ownership Interest; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Notes or distributions or payments under the Note Guaranty Insurance Policy which are required to be made on the Notes without the consent of the Holder of such Notes or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Notes then outstanding.


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

      Prior to the solicitation of consent of Noteholders in connection with any such amendment, the party seeking such amendment shall furnish the Indenture Trustee with an Opinion of Counsel stating whether such amendment would create a material risk of the Trust incurring taxes imposed under the Code and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Noteholders and the Insurer and executed in accordance with this Section 9.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would create a material risk of the Trust incurring taxes imposed under the Code.

      Prior to the execution of any such amendments, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Noteholders, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Noteholder and fully executed original counterparts of the instruments effecting such amendment to the Insurer.

      (c) It shall not be necessary for the consent of Noteholders under this
Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

      Prior to the execution of any amendment to this Agreement, each of the Indenture Trustee, the Owner Trustee and the Insurer shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and all conditions precedent to the execution of such amendment have been met. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties, indemnities or immunities under this Agreement.


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

      Section 9.02 Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Noteholders' expense on direction of the Indenture Trustee or the Majority Noteholder, but only when accompanied by an opinion of counsel delivered to the Indenture Trustee, the Owner Trustee and the Insurer to the effect that such recordation materially and beneficially affects the interests of the Noteholders or the Insurer (so long as no Insurer Default exists and is continuing) or is necessary for the administration or servicing of the Home Equity Loans.

      Section 9.03 Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

      Section 9.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

      Section 9.05 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (a) in the case of the Depositor or the Master Servicer, 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention: Treasurer, (b) in the case of the Indenture Trustee, at the Corporate Trust Office, Attention:
Steven Charles, (c) in the case of the Owner Trustee, 5 Penn Plaza, New York, New York 10001, Attention: Helen Lam, (d) in the case of Moody's, ABS Monitoring Department, 99 Church Street, New York, New York 10007, (e) in the case of Standard & Poor's, 55 Water Street, 40th Floor, New York, New York 10041,
Attention: Structured Finance Surveillance, (f) in the case of Fitch, One State Street Plaza, 33rd Floor, New York, New York 10004, Attention: RMBS Surveillance Department and (g) in the case of the Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management--Structured Finance ("IPM-SF") (Household Home Equity Loan Trust 2002-2), Telephone Number (914) 273-4545 and Telecopier Number (914) 765-3810,
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice.

      Section 9.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

      Section 9.07 No Partnership. Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Master Servicer shall be rendered as an independent contractor.

      Section 9.08 Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

      Section 9.09 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Depositor, the Master Servicer, the Seller, the Trust, the Indenture Trustee and the Noteholders and their respective successors and permitted assigns. The Insurer is an express third party beneficiary of this Agreement.

      The parties hereto hereby agree that all rights of the Trust under this Agreement are pledged by the Trust to the Indenture Trustee under the Indenture, and that the Indenture Trustee on behalf of the Noteholders and, so long as no Insurer Default exists and is continuing, the Insurer has the right to directly enforce all rights of the Trust under this Agreement.

      Section 9.10 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

      Section 9.11 Indenture Trustee.

                  (i) All privileges, rights and immunities given to the Indenture Trustee in the Indenture are hereby extended to and applicable to the Indenture Trustee's obligations hereunder.

      Section 9.12 Inconsistencies Among Transaction Documents. In the event certain provisions of a Transaction Document conflict with the provisions of this Sale and Servicing Agreement, the parties hereto agree that the provisions of this Sale and Servicing Agreement shall be controlling.

      Section 9.13 Rights of the Insurer to Exercise Rights of Noteholders. By accepting its Note, each Noteholder agrees that unless an Insurer Default exists and is continuing, the Insurer shall have the right to exercise all rights of the Noteholders as specified under this Agreement without any further consent of the Noteholders; provided that

            (i) any direction provided by the Insurer shall not be in conflict with any rule of law or with any of the Transaction Documents; and

            (ii) the Trust and the Indenture Trustee may take any other action deemed proper by the Trust or the Indenture that is not inconsistent with any direction;

      provided, however, that the Trust or the Indenture Trustee need not take any action that is determined might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to an action.

Notwithstanding any other provision of this Agreement, any right conferred to the Insurer hereunder shall be suspended and shall run to the benefit of the Noteholders during any period in which there exists an Insurer Default.

      Section 9.14 Limitation on Voting of Preferred Stock. The Indenture Trustee shall hold all of the preferred stock ("Preferred Stock") of the Depositor in trust, for the benefit of the Noteholders and the Insurer, and, during the continuance of a Master Servicer Termination Event, shall vote such stock only pursuant to the written instructions of the Insurer (so long as no Insurer Default has occurred and is continuing) or the Majority Noteholder (so long as an Insurer Default has occurred and is continuing). The Indenture Trustee shall not permit a transfer of any of the Preferred Stock to HFC or any of its Affiliates. Concurrently with any retransfer of the Home Equity Loans to the Master Servicer pursuant to Section 7.01, the Indenture Trustee shall transfer to the Depositor for cancellation all shares of Preferred Stock held by the Indenture Trustee.

      Section 9.15 Perfection Representations. The Perfection Representations shall be a part of this Agreement for all purposes.

      Section 9.16 Limitation of Liability. It is understood by each party hereto that the sole recourse of each party hereto in respect of the obligations of the Trust hereunder and under the other Transaction Documents to which it is a party shall be to the assets of the Trust. In addition, The Bank of New York ("BNY") is entering into this Agreement and the other Transaction Documents to which the Trust is a party solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and in no case shall BNY (or any Person acting as successor trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Trust hereunder or thereunder, all such liability, if any, being expressly waived by the parties hereto and any person claiming by, through or under such party.

      Section 9.17 Inspection of Mortgage Files. Following the time that the Mortgage Files have been delivered to the Indenture Trustee upon reasonable prior notice and during regular business hours, the Indenture Trustee shall permit representatives of applicable state regulatory agencies to inspect the Mortgage Files on the Indenture Trustee's premises or shall provide such documents at such places required by state regulations, including the offices of the Servicers. Any loss incurred by the Indenture Trustee in fulfilling such obligations shall be paid by the Master Servicer.

                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

      Section 10.01 Administrative Duties.

      (a) Duties with Respect to the Indenture. The Master Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Master Servicer shall consult with the Owner Trustee as the Master Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Master Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Master Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Master Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture, including, without limitation, pursuant to Sections 3.1, 3.3, 3.4, 3.5, 3.6, 3.7, 3.9, 3.16, 3.17, 7.3, 8.6, 9.2, 9.3, 11.1 and 11.15 of the
Indenture.

      (b) Duties with Respect to the Issuer.

                  (i) In addition to the duties of the Master Servicer set forth in this Agreement or any of the Transaction Documents, the Master Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee, or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee, to prepare, file or deliver pursuant to this Agreement or any of the Transaction Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Transaction Documents, including, without limitation, pursuant to Sections 2.6 of the Trust Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Master Servicer shall administer, perform or supervise the performance of such other activities in connection with the Owner Trust Estate (including the Transaction Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Master Servicer.

                  (ii) Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, the Master Servicer shall be responsible for promptly notifying the Owner Trustee and the Indenture Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Transferor as contemplated by this Agreement.

                  Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Indenture Trustee pursuant to such provision.

                  (iii) Notwithstanding anything in this Agreement or the Transaction Documents to the contrary, the Master Servicer shall be responsible for performance of the duties of the Issuer or the Depositor set forth in Section 5.5 of the Trust Agreement with respect to, among other things, accounting and reports to the Transferor (as defined in the Trust Agreement); provided, however, that once prepared by the Master Servicer, the Depositor shall retain responsibility under the Trust Agreement for the distribution of the Schedule K-1s necessary to enable the Transferor to prepare its federal and state income tax returns.

                  (iv) The Master Servicer shall perform the duties of the Depositor specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Master Servicer under this Agreement or any of the Transaction Documents.

                  (v) The Master Servicer, on behalf of the Depositor, shall direct the Issuer to request the tender of all or a portion of the Notes in accordance with the Indenture or this Agreement.

                  (vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Master Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Master Servicer's opinion, no less favorable to the Issuer in any material respect.

                  (vii) The Master Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to Section 7.8 of the Trust Agreement.

      (c) Tax Matters. The Master Servicer shall prepare and file, or cause to be prepared and filed, on behalf of the Depositor, all required tax returns, tax elections, financial statements and such annual or other reports of the Issuer as are necessary for preparation of tax reports as provided in Article V of the Trust Agreement, including without limitation form 1099. All tax returns will be signed by the Depositor.

      (d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Master Servicer are non-ministerial, the Master Servicer shall not take any action pursuant to this Article X unless within a reasonable time before the taking of such action, the Master Servicer shall have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee and the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include

                  (i) the initiation of any claim or lawsuit by the Issuer and, subject to the rights of the Insurer under Section 4.03, the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Home Equity Loans);

                  (ii) the appointment of successor Note Registrars, successor Note Paying Agents and successor Indenture Trustees pursuant to the Indenture or the consent to the assignment by the Note Registrar, Note Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                  (iii) the removal of the Indenture Trustee.

      (e) Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the Transaction Documents, the Master Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or the Transferor under the Transaction Documents, (2) sell any of the assets of the Trust, (3) take any other action that the Issuer directs the Master Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

      (f) Neither the Indenture Trustee nor any successor Master Servicer shall be responsible for any obligations or duties of a predecessor Master Servicer under this Section 10.1.

      Section 10.02 Records. The Master Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer and the Indenture Trustee at any time during normal business hours.

      Section 10.03 Additional Information to be Furnished to the Trust. The Master Servicer shall furnish to the Issuer and the Indenture Trustee, from time to time such additional information regarding the Owner Trust Estate as the Issuer and the Indenture Trustee shall reasonably request.

      IN WITNESS WHEREOF, the following have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this Sale and Servicing Agreement.

                                 HOUSEHOLD HOME EQUITY LOAN TRUST 2002-2,
                                 By: The Bank of New York, not in its individual
                                     capacity but solely as Owner Trustee


                                 By: /s/ Helen Lam
                                     -------------------------------------------
                                 Name: Helen Lam
                                 Title: Assistant Treasurer

                                        HOUSEHOLD FINANCE CORPORATION,
                                        as Master Servicer


                                        By: /s/ Dennis J. Mickey
                                           -------------------------------------
                                        Name: Dennis J. Mickey
                                        Title:  Assistant Treasurer

                               HFC REVOLVING CORPORATION,
                               as Depositor


                               By: /s/ Steven H. Smith
                                  ------------------------------------------
                               Name:  Steven H. Smith
                               Title: Vice President and Assistant Treasurer

                                        BANK ONE, NATIONAL ASSOCIATION,
                                        as Indenture Trustee


                                        By: /s/ Steven E. Charles
                                           -------------------------------------
                                        Name: Steven E. Charles
                                        Title: Vice President

THE STATE OF NEW YORK  )
                       )
COUNTY OF NEW YORK     )

      BEFORE ME, on June 20, 2002, the undersigned authority, a Notary Public, on this day personally appeared Helen Lam, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said The Bank of New York not in its individual capacity but in its capacity as Owner Trustee of HOUSEHOLD HOME EQUITY LOAN TRUST 2002-2, as the Trust, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.


                                           /s/ Allison R. Clan
                                           --------------------------------
                                           Notary Public, State of New York

                                           [seal]

THE STATE OF ILLINOIS  )
                       )
COUNTY OF COOK         )

      BEFORE ME, on June 20, 2002, the undersigned authority, a Notary Public, on this day personally appeared Dennis J. Mickey, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Household Finance Corporation, as the Master Servicer, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.


                                         /s/ Sheri Rocha
                                         --------------------------------
                                         Notary Public, State of Illinois

                                         [seal]

THE STATE OF ILLINOIS      )
                           )
COUNTY OF COOK             )

      BEFORE ME, on June 20, 2002, the undersigned authority, a Notary Public, on this day personally appeared Steven H. Smith, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said HFC Revolving Corporation, as the Depositor, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.


                                             /s/ Sheri Rocha
                                             --------------------------------
                                             Notary Public, State of Illinois

                                             [seal]

THE STATE OF ILLINOIS      )
                           )
COUNTY OF COOK             )

      BEFORE ME, on June 20, 2002, the undersigned authority, a Notary Public, on this day personally appeared Steven E. Charles, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Bank One, National Association, as Indenture Trustee, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.


                                              /s/ Caesar Frank Castro
                                              --------------------------------
                                              Notary Public, State of Illinois

                                              [seal]

                                                                      SCHEDULE 1

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

The Depositor hereby represents, warrants, and covenants to the Indenture Trustee and the Insurer as to itself and the Sellers as follows on the Closing Date and on each Payment Date thereafter:

                                     General

1. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Home Equity Loans in favor of the Indenture Trustee, and the Indenture creates a valid and continuing security interest (as defined in the applicable UCC), each of which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Depositor.

2. The Home Equity Loans constitute "general intangibles" or "instruments" within the meaning of the applicable UCC.

3. The Collection Account and all subaccounts thereof constitute either a deposit account or a securities account.

4. To the extent that payments and collections received or made with respect to the Home Equity Loans constitute securities entitlements, such payments and collections have been and will have been credited to the Collection Account. The securities intermediary for the Collection Account has agreed to treat all assets credited to the Collection Account as "financial assets" within the meaning of the applicable UCC.

                                    Creation

5. The Depositor owns and has good and marketable title to the Home Equity Loans free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

6. The Depositor has received all consents and approvals to the sale of the Home Equity Loans hereunder to the Trust required by the terms of the Home Equity Loans that constitute instruments.

7. To the extent the Collection Account or subaccounts thereof constitute securities entitlements, certificated securities or uncertificated securities, the Depositor has received all consents and approvals required to transfer to the Indenture Trustee its interest and rights in the Collection Account hereunder.


                                      1-1

                                   Perfection

8. The Depositor has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Home Equity Loans from the Depositor to the Trust, the security interest in the Home Equity Loans granted to the Trust hereunder, the pledge of the Home Equity Loans from the Trust to the Indenture Trustee, and the security interest in the Home Equity Loans granted to the Indenture Trustee under the Indenture.

9. With respect to the Collection Account and all subaccounts that constitute deposit accounts, either:

      (i) the Depositor has delivered to the Indenture Trustee a fully-executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Indenture Trustee directing disposition of the funds in the Collection Account without further consent by the Depositor; or

      (ii) the Depositor has taken all steps necessary to cause the Indenture Trustee to become the account holder of the Collection Account.

10. With respect to the Collection Account or subaccounts thereof that constitute securities accounts or securities entitlements, either:

      (i) the Depositor has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collection Account granted by the Depositor to the Trust and by the Trust to the Indenture Trustee; or

      (ii) the Depositor has delivered to the Indenture Trustee a fully-executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Indenture Trustee relating to the Collection Account without further consent by the Depositor; or

      (iii) the Depositor has taken all steps necessary to cause the securities intermediary to identify in its records the Indenture Trustee as the person having a security entitlement against the securities intermediary in the Collection Account.

                                    Priority

11. Other than the transfer of the Transferred Assets to the Trust under the Transfer Agreement, the transfer of the Home Equity Loans to the Depositor under the Home Equity Loan Purchase Agreement, and the transfer of the Home Equity Loans to the Trust pursuant to this Agreement, neither the Depositor nor the Sellers have pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Home Equity Loans. Neither the Depositor nor the Sellers have authorized the filing of, or are aware of any financing statements against the


                                      1-2

Depositor or any of the Sellers that include a description of collateral covering the Home Equity Loans other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.

12. The Depositor is not aware of any judgment, ERISA or tax lien filings against either the Depositor or any of the Sellers.

13. The Sellers have in their possession all original copies of the Mortgage Notes that constitute or evidence the Home Equity Loans. To the Depositor's knowledge, none of the instruments that constitute or evidence the Home Equity Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trust. All financing statements filed or to be filed against the Depositor and the Sellers in favor of the Indenture Trustee in connection herewith describing the Home Equity Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee."

14. Neither the Collection Account nor any subaccount thereof is in the name of any person other than the Depositor or the Indenture Trustee as trustee under the Indenture or in the name of its nominee. The Depositor has not consented for the securities intermediary of the Collection Account to comply with entitlement orders of any person other than the Indenture Trustee.

15. Survival of Perfection Representations. Notwithstanding any other provision of this Agreement or any other transaction document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Master Servicer or termination of the Master Servicer's rights to act as such) until such time as all obligations under this Agreement have been finally and fully paid and performed.

16. No Waiver. The parties to this Agreement (i) shall not, without obtaining a confirmation of the then-current rating of the Notes without taking into account the existence of the Note Guaranty Insurance Policy and consent of the Insurer (so long as no Insurer Default exists and is continuing), waive any of the Perfection Representations, and (ii) shall provide the Rating Agencies and the Insurer (so long as no Insurer Default exists and is continuing) with prompt written notice of any breach of the Perfection Representations, and shall not, without obtaining a confirmation of the then-current rating of the Notes without taking into account the existence of the Note Guaranty Insurance Policy (as determined after any adjustment or withdrawal of the ratings following notice of such breach) and consent of the Insurer (so long as no Insurer Default exists and is continuing) waive a breach of any of the Perfection Representations.

17. Master Servicer to Maintain Perfection and Priority. The Master Servicer covenants that, in order to evidence the interests of the Depositor, the Trust, the Insurer and the Indenture Trustee under this Agreement, the Master Servicer shall take such action, or execute and deliver such instruments (other than effecting a Filing (as defined below), unless such Filing is effected in accordance with this paragraph) as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority interest, the Indenture Trustee's security interest in the Home Equity Loans. The Master Servicer shall, from time to time and within the time limits established by law, prepare


                                      1-3
and present to the Indenture Trustee for the Indenture Trustee to authorize (based in reliance on the Opinion of Counsel hereinafter provided for) the Master Servicer to file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee's security interest in the Home Equity Loans as a first-priority interest (each a "Filing"). The Master Servicer shall present each such Filing to the Indenture Trustee and the Insurer together with (x) an Opinion of Counsel to the effect that such Filing is (i) consistent with grant of the security interest to the Trust pursuant to Section 2.01 of this Agreement and the grant of the security interest to the Indenture Trustee pursuant to the Indenture, (ii) satisfies all requirements and conditions to such Filing in this Agreement and (iii) satisfies the requirements for a Filing of such type under the Uniform Commercial Code in the applicable jurisdiction (or if the Uniform Commercial Code does not apply, the applicable statute governing the perfection of security interests), and (y) a form of authorization for the Indenture Trustee's signature. Upon receipt of such Opinion of Counsel and form of authorization, the Indenture Trustee shall promptly authorize in writing the Master Servicer to, and the Master Servicer shall, effect such Filing under the Uniform Commercial Code without the signature of the Depositor or the Trust or the Indenture Trustee where allowed by applicable law. Notwithstanding anything else in the transaction documents to the contrary, the Master Servicer shall not have any authority to effect a Filing without obtaining written authorization from the Indenture Trustee.


                                      1-4

                                                                       EXHIBIT A

                            HOME EQUITY LOAN SCHEDULE

                [ON FILE WITH SIDLEY AUSTIN BROWN & WOOD LLP]

                                                                       EXHIBIT B

                                  [RESERVED]

                                                                       EXHIBIT C

                                   [RESERVED]

                                                                       EXHIBIT D

                                   [RESERVED]

                                                                       EXHIBIT E

                                [FORM OF NOTES]

                     [ATTACHED AS EXHIBIT A TO INDENTURE]

                                                                       EXHIBIT F

                 SPECIMEN OF THE NOTE GUARANTY INSURANCE POLICY

           [FILED AS EXHIBIT 99.4 TO FORM 8-K DATED JUNE 20, 2002]


                                       F-1